STOCK FUNDS
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                                   PROSPECTUS


                                 OCTOBER 1, 1997





                                INCOME EQUITY FUND
                                 ---------------
                             VALUGROWTH-SM- STOCK FUND
                                 ---------------
                              DIVERSIFIED EQUITY FUND
                                 ---------------
                               GROWTH EQUITY FUND
                                 ---------------
                             SMALL COMPANY STOCK FUND
                                 ---------------
                           SMALL CAP OPPORTUNITIES FUND
                                 ---------------
                                INTERNATIONAL FUND




                                     [LOGO]



                                NOT FDIC INSURED

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                             TABLE OF CONTENTS

       1.  PROSPECTUS SUMMARY.........................          2
           Highlights of the Funds....................          2
           Expense Information........................          8

       2.  FINANCIAL HIGHLIGHTS.......................         12

       3.  INVESTMENT OBJECTIVES AND POLICIES.........         26
           Income Equity Fund.........................         26
           ValuGrowth Stock Fund......................         26
           Diversified Equity Fund....................         27
           Growth Equity Fund.........................         28
           Small Company Stock Fund...................         30
           Small Cap Opportunities Fund...............         30
           International Fund.........................         32
           Core Portfolio Descriptions................         33
           Additional Investment Policies and Risk
           Considerations.............................         40

       4.  MANAGEMENT.................................         47
           Investment Advisory Services...............         47
           Management, Administration and Distribution
           Services...................................         53
           Shareholder Servicing and Custody..........         54
           Expenses of the Funds......................         55

       5.  CHOOSING A SHARE CLASS.....................         56
           A Shares...................................         57
           B Shares...................................         60

       6.  HOW TO BUY SHARES..........................         64
           Minimum Investment.........................         64
           Purchase Procedures........................         64
           Account Application........................         66
           General Information........................         66

       7.  HOW TO SELL SHARES.........................         67
           General Information........................         67
           Redemption Procedures......................         67
           Other Redemption Matters...................         68

       8.  OTHER SHAREHOLDER SERVICES.................         70
           Exchanges..................................         70
           Automatic Investment Plan..................         71
           Individual Retirement Accounts.............         72
           Automatic Withdrawal Plan..................         72
           Reopening Accounts.........................         72

       9.  DIVIDENDS AND TAX MATTERS..................         73
           Dividends..................................         73
           Tax Matters................................         73

      10.  OTHER INFORMATION..........................         75
           Banking Law Matters........................         75
           Determination of Net Asset Value...........         75
           Performance Information....................         76
           The Trust and Its Shares...................         76
           Core and Gateway Structure.................         78

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                                OCTOBER 1, 1997

This Prospectus offers A Shares and B Shares of Income Equity Fund, ValuGrowth-SM- Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund (each a "Fund" and collectively the "Funds"). The Funds are separate diversified equity portfolios of NORWEST ADVANTAGE FUNDS (the "Trust"), which is a registered, open-end, management investment company.

INCOME EQUITY FUND, SMALL COMPANY STOCK FUND and SMALL CAP OPPORTUNITIES FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. (See "Prospectus Summary" and "Other Information - Core and
Gateway-Registered Trademark- Structure.")

DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND and INTERNATIONAL FUND each seeks to achieve its investment objective by investing in various equity portfolios of another registered, open-end, management investment company, each of which invests using a different investment style. (See "Prospectus Summary" and "Other Information - Core and Gateway Structure.")

VALUGROWTH STOCK FUND seeks to achieve its investment objective by investing directly in portfolio securities.

This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") with respect to each Fund dated October 1, 1997, as may be further amended from time to time, which is available for reference on the SEC's Web Site (http://www.sec.gov) and which contains more detailed information about the Trust and each of the Funds and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.

NORWEST ADVANTAGE FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                                                               1

1.   PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES

INCOME EQUITY FUND seeks to provide long-term capital appreciation consistent with above-average dividend income. This objective is pursued by investing primarily in the common stock of large, high-quality domestic companies that have above-average return potential and pay current dividends.

VALUGROWTH STOCK FUND seeks to provide long-term capital appreciation. This objective is pursued by investing in a diversified portfolio of common stock and securities convertible into common stock that, in the view of the Fund's investment adviser, possess above-average growth prospects and appear to be undervalued.

DIVERSIFIED EQUITY FUND seeks to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles.

GROWTH EQUITY FUND seeks to provide a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. Because the Fund seeks increased returns, it is subject to correspondingly greater risks than Diversified Equity Fund.

SMALL COMPANY STOCK FUND seeks long-term capital appreciation. This objective is pursued by investing primarily in the common stock of small- and medium-size domestic companies.

SMALL CAP OPPORTUNITIES FUND seeks capital appreciation. Current income will be incidental to the objective of capital appreciation. This objective is pursued by investing in equity securities of companies.

INTERNATIONAL FUND seeks long-term capital appreciation. This objective is pursued by investing in high quality companies based outside the United States.

FUND STRUCTURES

INCOME EQUITY FUND, SMALL COMPANY STOCK FUND and SMALL CAP OPPORTUNITIES FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio (each a "Core Portfolio") of a registered, open-end, management investment company (each a "Core Trust") that has the same investment objective and substantially similar investment policies as the Fund. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its corresponding Core Portfolio. (See "Other Information - Core and

Gateway Structure.") The Funds and the Core Portfolios in which they invest are:

FUND                             CORE PORTFOLIO
- ----                             --------------
Income Equity Fund               Income Equity Portfolio
Small Company Stock Fund         Small Company Stock Portfolio
Small Cap Opportunities Fund     Schroder U.S. Smaller
                                   Companies Portfolio

DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND and INTERNATIONAL FUND each seeks to achieve its investment objective by investing all of its investable assets in various portfolios (each a "Core Portfolio") of registered, open-end, management investment companies (each a "Core Trust"). Each Core Portfolio invests using a different investment style. (See "Other Information - Core and Gateway Structure.") The Funds and the Core Portfolios in which they currently invest are:

FUND                             CORE PORTFOLIOS
- ----                             ---------------
Diversified Equity Fund          Index Portfolio
                                 Income Equity Portfolio
                                 Large Company Growth Portfolio
                                 Disciplined Growth Portfolio
                                 Small Company Stock Portfolio
                                 Small Company Growth Portfolio
                                 Small Company Value Portfolio
                                 Small Cap Value Portfolio
                                 International Portfolio
                                 Schroder EM Core Portfolio
Growth Equity Fund               Large Company Growth Portfolio
                                 Small Company Stock Portfolio
                                 Small Company Growth Portfolio
                                 Small Company Value Portfolio
                                 Small Cap Value Portfolio
                                 International Portfolio
                                 Schroder EM Core Portfolio
International Fund               International Portfolio
                                 Schroder EM Core Portfolio

VALUGROWTH STOCK FUND seeks to achieve its investment objective by investing directly in portfolio securities.

INVESTMENT ADVISERS

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is each Funds' and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio and International Portfolio) investment adviser. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of August 31, 1997, managed over $22 billion in assets. (See "Management - Investment Advisory Services.")

Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust, serves as the custodian of each Core Portfolio other than Schroder U.S. Smaller Companies Portfolio and Schroder EMCore Portfolio and provides administrative services to Small Cap Opportunities Fund and International Fund. (See "Management - Shareholder Servicing and Custody" and "- Management, Administration and Distribution Services.")

Each Fund (other than ValuGrowth Stock Fund) incurs investment advisory fees indirectly through the investment advisory fees paid by the Core Portfolios; Norwest is paid an investment advisory fee directly by ValuGrowth Stock Fund. In addition, Diversified Equity Fund, Growth Equity Fund and International Fund each pay Norwest a fee for Norwest's services with respect to the allocation of the Fund's assets to and among the Fund's respective Core Portfolios ("Asset Allocation Services").

CRESTONE CAPITAL MANAGEMENT, INC. ("Crestone"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Small Company Stock Portfolio. Crestone provides investment advice regarding companies with small capitalization to various clients, including institutional investors.

PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine"), an investment advisory subsidiary of Norwest, is the investment subadviser of Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder") is the investment adviser of Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EMCore Portfolio. Schroder specializes in providing international investment advice to various clients and, as of December 31, 1996, Schroder and its affiliates managed more than $150 billion in assets worldwide.

SMITH ASSET MANAGEMENT GROUP, L.P. ("Smith Group") is the investment subadvisor of Disciplined Growth Portfolio and Small Cap Value Portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style.

Norwest, Crestone, Peregrine, Schroder and Smith (or Norwest and a particular investment subadviser) are sometimes referred to collectively as the "Advisers." The various investment subadivisers are sometimes referred to as the "Subadvisers."

FUND MANAGEMENT AND ADMINISTRATION

The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, LLC ("FAS") provides administrative services to the Funds and also serves as administrator of each Core Portfolio, except Schroder U.S. Smaller Companies Portfolio and Schroder EMCore Portfolio, for which FAS serves as subadministrator. Schroder Fund Advisors Inc. serves as administrator of Schroder U.S. Smaller Companies Portfolio and Schroder EMCore Portfolio. (See "Management - Management, Administration and Distribution Services.")

SHARES OF THE FUNDS

Each Fund currently offers three separate classes of shares: A class ("A Shares"), B class ("B Shares") and I class ("I Shares"). A Shares and B Shares are sold through this Prospectus and are collectively referred to as the "Shares."

    A SHARES. A Shares are offered at a price equal to their net asset value plus a sales charge imposed at the time of purchase or, in some cases, a contingent deferred sales charge imposed on redemptions made within two years of purchase.

    B SHARES. B Shares are offered at a price equal to their net asset value plus a contingent deferred sales charge imposed on most redemptions made within six years of purchase. B Shares pay a distribution services fee at an annual rate of up to 0.75%, and a maintenance fee in an amount equal to 0.25%, of the B Shares' average daily net assets. B Shares automatically convert to A Shares of the same Fund seven years after the end of the calendar month in which the B Shares were originally purchased.

The choice of A Shares or B Shares permits each investor to purchase those shares that the investor believes to be most beneficial given the amount purchased, the length of time the investor expects to hold the shares and other circumstances. A Shares will normally be more beneficial to an investor who qualifies for reduced initial sales charges. (See "Choosing a Share Class.")

I Shares are offered by a separate prospectus to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Shares of each class of a Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. (See "Other Information - The Trust and Its Shares.")

HOW TO BUY AND SELL SHARES

Shares may be purchased or redeemed by mail, by bank wire and through an investor's broker-dealer or other financial institution. The minimum initial investment is $1,000. The minimum subsequent investment is $100. (See "How to Buy Shares" and "How to Sell Shares.")

EXCHANGES

Shareholders may exchange A Shares and B Shares for A Shares and B Shares, respectively, of certain other funds of the Trust. In addition, A Shares may be exchanged for investor class shares of certain money market funds of the Trust and B Shares may be exchanged for exchange class shares of Ready Cash Investment Fund of the Trust. (See "Other Shareholder Services - Exchanges.")

SHAREHOLDER FEATURES

Each Fund offers an Automatic Investment Plan, Automatic Withdrawal Plan and Directed Dividend Option. Purchases of A Shares may be eligible for Rights of Accumulation, Cumulative Quantity Discounts or a Reinstatement Privilege. (See "Other Shareholder Services" and "Choosing a Share Class.")

DIVIDENDS AND DISTRIBUTIONS

Dividends of the net investment income of Income Equity Fund, ValuGrowth Stock Fund and Small Company Stock Fund are declared and paid quarterly. Dividends of the net investment income of Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund and International Fund are declared and paid annually. Each Fund's net capital gain, if any, is distributed annually. All dividends and distributions are reinvested in additional Fund shares unless the shareholder elects to have them paid in cash. (See "Dividends and Tax Matters.")

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in a Fund may be worth more or less than its original value. All of the Funds invest primarily in equity securities and are subject to the general risks of investing in the stock market. The fundamental risk of investing in common stock is the risk that the value of the stock might decrease.

All investments made by the Funds entail some risk. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings, securities lending and other investment techniques. (See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations.") The portfolio turnover rate for certain Funds may from time to time be high, resulting in increased brokerage costs or short-term capital gains or losses. (See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations
- - Portfolio Transactions.")

The policy of investing in securities of smaller companies that is employed by SMALL COMPANY STOCK FUND and SMALL CAP OPPORTUNITIES FUND and by DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include the fact that the issuer may have limited product lines, access to financial markets and management depth. (See "Investment Objectives and Policies - Small Company Stock Fund (or Small Cap Opportunities Fund) - Additional Investment Considerations and Risk Factors.") SMALL COMPANY STOCK FUND and SMALL CAP OPPORTUNITIES FUND are designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies.

The policy of investing in foreign issuers employed by INTERNATIONAL FUND and by DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include the risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets. (See "Investment Objectives and Policies - International Fund - Foreign Investments.") INTERNATIONAL FUND is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in foreign companies.

By pooling their assets in one or more Core Portfolios with other institutional investors, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, SMALL COMPANY STOCK FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each may be able to achieve certain efficiencies, economies of scale and enhanced portfolio diversification. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose. (See "Other Information - Core and Gateway Structure.")

EXPENSE INFORMATION

The purpose of the Shareholder Transaction Expenses and Annual Fund Operating Expenses tables in this section is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly.

                    SHAREHOLDER TRANSACTION EXPENSES
                       (APPLICABLE TO EACH FUND)

                                                            A         B
                                                          SHARES    SHARES
                                                        -----------------------
Maximum sales charge imposed on purchases
   (as a percentage of public offering price) . . . . .   5.5%(1)    Zero
Maximum deferred sales charge
   (as a percentage of the lesser of original
   purchase price or redemption proceeds) . . . . . . .   Zero(2)    4.0%(1)(3)
Exchange Fee  . . . . . . . . . . . . . . . . . . . . .   Zero       Zero


                    ANNUAL FUND OPERATING EXPENSES(4)
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                   INCOME EQUITY       VALUGROWTH STOCK       DIVERSIFIED EQUITY
                                                        FUND                 FUND                    FUND(7)
                                                   --------------------  --------------------  --------------------
                                                       A         B           A         B            A        B
                                                     SHARES    SHARES      SHARES    SHARES      SHARES    SHARES
                                                   --------------------  --------------------  --------------------
Investment Advisory Fees (after fee waivers)(5). .    N/A       N/A        0.80%     0.80%       0.17%     0.17%
Rule 12b-1 Fees (after fee waivers)(6) . . . . . .    N/A      0.75%        N/A      0.75%        N/A      0.75%

Other Expenses (after reimbursements). . . . . . .   0.31%     0.31%       0.20%     0.20%       0.27%     0.27%
Investment Advisory Fees - Core Portfolio(s)(5). .   0.50%     0.50%        N/A       N/A        0.50%     0.50%
Other Expenses - Core Portfolio(s)
(after reimbursements) . . . . . . . . . . . . . .   0.04%     0.04%        N/A       N/A        0.06%     0.06%
                                                   --------------------  --------------------  --------------------
Total Operating Expenses(8). . . . . . . . . . . .   0.85%     1.60%       1.00%     1.75%       1.00%     1.75%


                                                GROWTH EQUITY          SMALL COMPANY          SMALL CAP            INTERNATIONAL
                                                   FUND(7)             STOCK FUND(7)      OPPORTUNITIES FUND           FUND
                                             --------------------  --------------------  --------------------  --------------------
                                                 A         B           A         B           A         B           A         B
                                               SHARES    SHARES      SHARES    SHARES      SHARES    SHARES      SHARES    SHARES
                                             --------------------  --------------------  --------------------  --------------------
Investment Advisory Fees
(after fee waivers) (5). . . . . . . . . . .   0.22%     0.22%        N/A       N/A        0.25%     0.25%       0.38%     0.38%
Rule 12b-1 Fees (after fee waivers)(6) . . .    N/A      0.75%        N/A      0.75%        N/A      0.75%        N/A      0.75%
Other Expenses (after fee waivers
  and reimbursements). . . . . . . . . . . .   0.24%     0.24%       0.25%     0.25%       0.21%     0.21%       0.39%     0.39%
Investment Advisory Fees -
Core Portfolio(s). . . . . . . . . . . . . .   0.69%     0.69%       0.90%     0.90%       0.60%     0.60%       0.48%     0.48%

Other Expenses - Core Portfolio(s)
(after fee waivers and reimbursements) . . .   0.10%     0.10%       0.05%     0.05%       0.19%     0.19%       0.25%     0.25%
                                             --------------------  --------------------  --------------------  --------------------
Total Operating Expenses(8). . . . . . . . .   1.25%     2.00%       1.20%     1.95%       1.25%     2.00%       1.50%     2.25%


(1) Sales charge waivers and reduced sales charge plans are available for A and B Shares. (See "Choosing a Share Class.")

(2) If A Shares purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a deferred sales charge of up to 1.0% will be applied to the redemption.

(3) The maximum 4.0% deferred sales charge on B Shares applies to redemptions during the first year after purchase; the charge declines thereafter, and is 3.0% during the second and third years, 2.0% during the fourth and fifth years, 1.0% during the sixth year and zero the following year.

(4) For a further description of the various expenses associated with investing in the Funds, see "Management." Expenses associated with I Shares of a Fund differ from those listed in the table. The table is based on expenses incurred during the Funds' most recent fiscal year ended May 31, 1997, restated to reflect current fees. To the extent a Fund invests its assets in various Core Portfolios (each of which bears expenses as noted under "Investment Advisory Fees - Core Portfolio(s)" and "Other Expenses - Core Portfolio(s)"), the Fund indirectly bears its pro rata portion of the expenses of each Core Portfolio in which it invests.

(5) For Diversified Equity Fund, Growth Equity Fund and International Fund, "Investment Advisory Fees" reflects the fee for Asset Allocation Services. In addition, for Small Cap Opportunities Fund and International Fund, "Investment Advisory Fees" reflects the administrative services fee payable to Norwest. "Investment Advisory Fees - Core Portfolio(s)" reflects the investment advisory fees incurred by the Core Portfolio(s) in which the Funds invest. Absent waivers, "Investment Advisory Fees" for ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund and International Fund would be 0.80%, 0.25%, 0.25% and 0.50%, respectively. The "Investment Advisory Fees - Core Portfolios" incurred by each of Diversified Equity Fund, Growth Equity Fund, and International Fund will vary based on the percentage of the Fund's assets invested in each Core Portfolio.


8                                                                             9

(6) Absent waivers, "Rule 12b-1 Fees" would be 1.00% for B Shares of each Fund. Long-term shareholders of B Shares may pay Rule 12b-1 Fees and contingent deferred sales charges totaling in the aggregate more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

(7) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Small Company Stock Fund's total operating expenses through May 31, 1998 at or below 1.20% for A Shares and 1.95% for B Shares. In addition, Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed, in the aggregate, 0.75% and 1.00%, respectively.

(8) Absent estimated expense reimbursements and fee waivers, the expenses of A Shares of Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund would be: "Other Expenses," 0.35%, 0.47%, 0.35%, 0.38%, 0.43%, 2.46% and 0.57%, respectively; "Other Expenses - Core Portfolio(s)," 0.07%, N/A, 0.11%, 0.14%, 0.14%, 0.10%, 0.19% and 0.26%,
    respectively; and "Total Operating Expenses," 0.93%, 1.27%, 1.22%, 1.46%, 1.43%, 3.50% and 1.81%, respectively." Absent expense reimbursements and fee waivers, the expenses of B Shares of Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund would be:
    "Other Expenses," 0.36%, 0.54%, 0.35%, 0.41%, 0.48%, 6.69% and 0.63%,
    respectively; "Other Expenses - Core Portfolio(s)," 0.07%, N/A, 0.11%, 0.14%, 0.10% and 0.19% and 0.26%, respectively; and "Total Operating Expenses," 1.93%, 2.34%, 2.21%, 2.98%, 2.48%, 8.73% and 2.88%,
    respectively." Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

EXAMPLE

The following Hypothetical Expense Example indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return, reinvestment of all dividends and distributions, the deduction of the maximum initial sales charge for A Shares, the deduction of the applicable contingent deferred sales charge for B Shares applicable to a redemption at the end of the period and the conversion of B Shares to A Shares at the end of seven years. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation.

                            HYPOTHETICAL EXPENSE EXAMPLE


                                                  1 YEAR       3 YEARS     5 YEARS      10 YEARS
                                                -------------------------------------------------
INCOME EQUITY FUND
     A Shares . . . . . . . . . . . . . . . .       63            81          100          154
     B Shares
        Assuming redemption
        at the end of the period  . . . . . .       56            80          107           --
     Assuming no redemption . . . . . . . . .       16            50           87           --
                                                -------------------------------------------------
VALUGROWTH STOCK FUND
     A Shares . . . . . . . . . . . . . . . .       65            85          107          171
     B Shares
        Assuming redemption
        at the end of the period  . . . . . .       58            85          115           --
     Assuming no redemption . . . . . . . . .       18            55           95           --
                                                -------------------------------------------------
DIVERSIFIED EQUITY FUND
     A Shares . . . . . . . . . . . . . . . .       65            85          107          171
     B Shares
        Assuming redemption
        at the end of the period  . . . . . .       58            85          115           --
     Assuming no redemption . . . . . . . . .       18            55           95           --
                                                -------------------------------------------------
GROWTH EQUITY FUND
     A Shares . . . . . . . . . . . . . . . .       67            92          120          198
     B Shares
        Assuming redemption
        at the end of the period  . . . . . .       60            93          128           --
     Assuming no redemption . . . . . . . . .       20            63          108           --
                                                -------------------------------------------------
SMALL COMPANY STOCK FUND
     A Shares . . . . . . . . . . . . . . . .       67            91          117          192
     B Shares
        Assuming redemption
        at the end of the period  . . . . . .       60            91          125           --
     Assuming no redemption . . . . . . . . .       20            61          105           --
                                                -------------------------------------------------
SMALL CAP OPPORTUNITIES FUND
     A Shares . . . . . . . . . . . . . . . .       57            83          111          189
     B Shares
        Assuming redemption
        at the end of the period  . . . . . .       67            92          120           --
     Assuming no redemption . . . . . . . . .       27            62          100           --
                                                -------------------------------------------------
INTERNATIONAL FUND
     A Shares . . . . . . . . . . . . . . . .       69           100          132          224
     B Shares
        Assuming redemption
        at the end of the period. . . . . . .       63           100          140           --
     Assuming no redemption . . . . . . . . .       23            70          120           --


2.  FINANCIAL HIGHLIGHTS

The following tables provide financial highlights for the Funds. This information represents selected data for a single outstanding A and B Share of each Fund for the periods shown. Information for the periods ended May 31, 1994 and thereafter were audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by other independent auditors. Each Fund's financial statements for the fiscal year ended May 31, 1997, and independent auditors' report thereon, are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Fund's Annual Report, which may be obtained from the Trust without charge.


INCOME EQUITY FUND

                                                            NET
                                                       REALIZED AND
                                 BEGINNING               UNREALIZED    DIVIDENDS   DISTRIBUTIONS   ENDING
                                 NET ASSET     NET         GAIN        FROM NET      FROM NET     NET ASSET
                                   VALUE    INVESTMENT   (LOSS) ON    INVESTMENT     REALIZED       VALUE
                                 PER SHARE    INCOME    INVESTMENTS     INCOME         GAIN       PER SHARE
- ------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997       $27.56      $0.57        $5.54       ($0.51)         --          $33.16
June 1, 1995 to May 31, 1996(a)    $26.94      $0.07        $0.55          --           --          $27.56
B SHARES
June 1, 1996 to May 31, 1997       $27.54      $0.36        $5.52       ($0.33)         --          $33.09
June 1, 1995 to May 31, 1996(a)    $26.94      $0.02        $0.58          --           --          $27.54
- ------------------------------------------------------------------------------------------------------------
                                     RATIO TO AVERAGE NET ASSETS
                                 ------------------------------------
                                                                                                               NET ASSETS
                                    NET                                PORTFOLIO     AVERAGE                   AT END OF
                                 INVESTMENT     NET         GROSS        TOTAL       TURNOVER    COMMISSION      PERIOD
                                   INCOME     EXPENSES    EXPENSES(b)   RETURN(c)      RATE        RATE(d)   (000'S OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997        1.95%      0.85%        0.93%        22.40%        4.76%       $0.0792       $43,708
June 1, 1995 to May 31, 1996(a)     3.69%(e)   0.91%(e)     1.91%(e)      2.30%        0.69%       $0.0942       $31,448
B SHARES
June 1, 1996 to May 31, 1997        1.24%      1.59%        1.96%        21.48%        4.76%       $0.0792       $33,626
June 1, 1995 to  May 31, 1996(a)    1.72%(e)   2.92%(e)     2.63%(e)      2.23%        0.69%       $0.0942       $17,318
- ----------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced the offering of A and B Shares on May 2, 1996.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c) Total Return does not include the effects of sales charges.

(d) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

(e) Annualized.


12                                                                           13

VALUEGROWTH STOCK FUND

                                                                  NET
                                                              REALIZED AND
                                       BEGINNING               UNREALIZED   DIVIDENDS   DISTRIBUTIONS    ENDING
                                       NET ASSET      NET         GAIN       FROM NET      FROM NET     NET ASSET
                                         VALUE    INVESTMENT   (LOSS) ON    INVESTMENT     REALIZED       VALUE
                                       PER SHARE    INCOME    INVESTMENTS     INCOME         GAIN       PER SHARE
- -----------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997              $22.63     $0.17       $4.80       ($0.13)       ($2.41)        $25.06
June 1, 1995 to May 31, 1996              $18.82     $0.13       $3.93       ($0.13)       ($0.12)        $22.63
June 1, 1994 to May 31, 1995              $17.17     $0.17       $1.66       ($0.18)            --        $18.82
June 1, 1993 to May 31, 1994              $17.27     $0.10       $0.19       ($0.17)       ($0.22)        $17.17
June 1, 1992 to May 31, 1993              $16.30     $0.17       $1.34       ($0.17)       ($0.37)        $17.27
December 1, 1991 to May 31, 1992          $14.48     $0.09       $1.83       ($0.10)            --        $16.30
December 1, 1990 to November 30, 1991     $11.67     $0.18       $2.82       ($0.19)            --        $14.48
December 1, 1989 to November 30, 1990     $12.67     $0.21     ($0.55)       ($0.21)       ($0.45)        $11.67
December 1, 1988 to November 30, 1989     $10.03     $0.18       $2.61       ($0.15)            --        $12.67
January 8, 1988 to November 30, 1988(a)   $10.00     $0.15       $0.03       ($0.15)            --        $10.03
B SHARES
June 1, 1996 to May 31, 1997              $22.28     $0.01       $4.68       ($0.01)       ($2.41)        $24.55
June 1, 1995 to May 31, 1996             ($18.65    ($0.02)      $3.87       ($0.10)       ($0.12)        $22.28
June 1, 1994 to May 31, 1995              $17.10     $0.07       $1.61       ($0.13)            --        $18.65
August 5, 1993 to May 31, 1994(a)         $17.12     $0.07       $0.23       ($0.10)       ($0.22)        $17.10
- -----------------------------------------------------------------------------------------------------------------
                                          RATIO TO AVERAGE NET ASSETS
                                       ---------------------------------
                                                                                                                 NET ASSETS
                                           NET                                        PORTFOLIO   AVERAGE         AT END OF
                                       INVESTMENT    NET       GROSS       TOTAL      TURNOVER   COMMISSION        PERIOD
                                         INCOME    EXPENSES  EXPENSES(b)  RETURN(c)     RATE       RATE(d)     (000'S OMITTED)
- ------------------------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997              0.70%     1.01%      1.39%       23.32%       75.50%    $0.0781          $18,830
June 1, 1995 to May 31, 1996              0.63%     1.20%      1.42%       21.69%      105.43%    $0.0603          $15,232
June 1, 1994 to May 31, 1995              1.01%     1.20%      1.43%       10.72%       63.82%       --            $12,138
June 1, 1993 to May 31, 1994              1.06%     1.20%      1.43%        1.68%       86.07%       --            $12,922
June 1, 1992 to May 31, 1993              1.02%     1.20%      1.42%        9.32%       57.34%       --           $109,669
December 1, 1991 to May 31, 1992          1.34%(e)  1.19%(e)   1.64%(e)    26.46%(e)    29.50%       --            $68,659
December 1, 1990 to November 30, 1991     1.57%     1.19%      4.33%       25.84%       31.17%       --             $4,853
December 1, 1989 to November 30, 1990     1.88%     1.20%     11.73%       (2.91%)      38.67%       --               $750
December 1, 1988 to November 30, 1989     1.58%     1.20%      8.38%       28.00%       65.89%       --               $411
January 8, 1988 to November 30, 1988(a)   1.84%(e)  1.19%(e)   2.50%(e)     2.04%(e)    30.90%       --               $281
B SHARES
June 1, 1996 to May 31, 1997             (0.07%)    1.76%      2.48%       22.33%       75.50%     $0.0781          $6,591
June 1, 1995 to May 31, 1996             (0.12%)    1.96%      2.54%       20.79%      105.43%     $0.0603          $5,130
June 1, 1994 to May 31, 1995              0.28%     1.95%      2.51%        9.88%       63.82%       --             $3,569
August 5, 1993 to May 31, 1994(a)         0.25%(e)  1.95%(e)   2.55%(e)     2.36%(e)    86.07%       --             $2,218
- ------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations on January 8, 1988. The Fund's original class of shares subsequently became A Shares. The Fund commenced the offering of B Shares on August 5, 1993.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c)  Total Return does not include the effects of sales charges.

(d) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

(e)  Annualized.


14                                                                           15

DIVERSIFIED EQUITY FUND

                                                              NET
                                                          REALIZED AND
                                  BEGINNING                UNREALIZED   DIVIDENDS   DISTRIBUTIONS     ENDING
                                  NET ASSET      NET          GAIN       FROM NET     FROM NET       NET ASSET
                                    VALUE     INVESTMENT   (LOSS) ON    INVESTMENT    REALIZED         VALUE
                                  PER SHARE     INCOME    INVESTMENTS     INCOME        GAIN         PER SHARE
- ---------------------------------------------------------------------------------------------------------------
A Shares
June 1, 1996 to May 31, 1997        $30.56       $0.20       $6.10       ($0.16)       ($0.19)         $36.51
May 2, 1996 to May 31, 1996(a)      $29.89       $0.02       $0.65          --            --         $30.56
B Shares
June 1, 1996 to May 31, 1997        $30.54       $0.03       $6.00        ($0.07)      ($0.19)         $36.31
May 6, 1996 to May 31, 1996(a)      $29.41       $0.02       $1.11          --            --         $30.54
- ---------------------------------------------------------------------------------------------------------------
                                      RATIO TO AVERAGE NET ASSETS
                                 --------------------------------------
                                                                                                                NET ASSETS
                                    NET                                                PORTFOLIO    AVERAGE      AT END OF
                                 INVESTMENT       NET         GROSS         TOTAL      TURNOVER   COMMISSION      PERIOD
                                  INCOME        EXPENSES    EXPENSES(b)    RETURN(c)     RATE       RATE(d)   (000'S OMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
A Shares
June 1, 1996 to May 31, 1997       0.81%(f)     1.02%(f)      1.40%(f)      20.75%      48.08%      $0.0626        $25,271
May 2, 1996 to May 31, 1996(a)     1.88%(e)(f)  1.52%(e)(f)   4.06%(e)(f)    2.24%       5.76%      $0.0671         $2,699
B Shares
June 1, 1996 to May 31, 1997       0.09%(f)     1.76%(f)      2.41%(f)      19.86%      48.08%      $0.0626        $33,870
May 6, 1996 to May 31, 1996(a)     1.24%(e)(f)  2.37%(e)(f)   4.95%(e)(f)    3.84%       5.76%      $0.0671         $2,447
- -----------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced the offering of A Shares on May 2, 1996 and B Shares on May 6, 1996.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c)  Total Return does not include the effects of sales charges.

(d) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

(e)  Annualized.

(f) Includes expenses allocated from the Core Portfolios in which the Fund was invested: Index Portfolio, Small Company Portfolio and International Portfolio II of Core Trust (Delaware).


16                                                                           17

GROWTH EQUITY FUND

                                                              NET
                                                          REALIZED AND
                                  BEGINNING                UNREALIZED   DIVIDENDS   DISTRIBUTIONS     ENDING
                                  NET ASSET      NET          GAIN       FROM NET     FROM NET       NET ASSET
                                    VALUE     INVESTMENT   (LOSS) ON    INVESTMENT    REALIZED         VALUE
                                  PER SHARE     INCOME    INVESTMENTS     INCOME        GAIN         PER SHARE
- ---------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997        $29.08     ($0.02)       $4.06       ($0.04)      ($0.59)         $32.49
May 2, 1996 to May 31, 1996(a)      $28.50        --         $0.58          --           --           $29.08
B SHARES
June 1, 1996 to May 31, 1997        $29.07     ($0.13)       $3.93          --        ($0.59)         $32.28
May 6, 1996 to   May 31, 1996(a)    $28.18        --         $0.89          --           --           $29.07
- ---------------------------------------------------------------------------------------------------------------
                                       RATIO TO AVERAGE NET ASSETS
                                 --------------------------------------
                                                                                                                NET ASSETS
                                    NET                                                PORTFOLIO    AVERAGE      AT END OF
                                 INVESTMENT       NET         GROSS         TOTAL      TURNOVER   COMMISSION      PERIOD
                                  INCOME        EXPENSES    EXPENSES(b)    RETURN(c)     RATE       RATE(d)   (000'S OMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997      (0.12%)(f)     1.30%(f)     1.95%(f)      14.11%       9.06%      $0.0565       $14,146
May 2, 1996 to May 31, 1996(a)     0.34% (e)(f)  2.08%(e)(f)  6.40%(e)(f)    2.04%       7.39%      $0.0617        $3,338
B SHARES
June 1, 1996 to May 31, 1997      (0.82%)(f)     2.04%(f)     3.02%(f)      13.28%       9.06%      $0.0565        $8,713
May 6, 1996 to May 31, 1996(a)    (0.40%)(e)(f)  2.92%(e)(f)  7.44%(e)(f)    3.16%       7.39%      $0.0617          $703
- -----------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced the offering of A Shares on May 2, 1996 and B Shares on May 6, 1996.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c)  Total Return does not include the effects of sales charges.

(d) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not required to be reported in mutual fund financial statements.

(e) Annualized.

(f) Includes expenses allocated from the Core Portfolios in which the Fund was invested: Index Portfolio, Small Company Portfolio and International Portfolio II of Core Trust (Delaware).


18                                                                           19

SMALL COMPANY STOCK FUND

                                                               NET
                                                           REALIZED AND
                                     BEGINNING              UNREALIZED   DIVIDENDS  DISTRIBUTIONS   ENDING
                                     NET ASSET     NET        GAIN        FROM NET    FROM NET     NET ASSET
                                       VALUE    INVESTMENT  (LOSS) ON    INVESTMENT   REALIZED       VALUE
                                     PER SHARE    INCOME   INVESTMENTS     INCOME       GAIN       PER SHARE
- -------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997           $14.02    ($0.04)      $0.88          --        ($0.91)      $13.95
June 1, 1995 to May 31, 1996           $10.64     $0.01       $3.93       ($0.03)      ($0.53)      $14.02
June 1, 1994 to May 31, 1995            $9.84     $0.12       $0.87       ($0.11)      ($0.08)      $10.64
December 31, 1993 to May 31, 1994(a)   $10.00     $0.07      ($0.15)      ($0.08)         --         $9.84
B SHARES
June 1, 1996 to May 31, 1997           $13.83    ($0.11)      $0.82          --        ($0.91)      $13.63
June 1, 1995 to May 31, 1996           $10.56    ($0.08)      $3.90       ($0.02)      ($0.53)      $13.83
June 1, 1994 to May 31, 1995            $9.82     $0.07       $0.84       ($0.09)      ($0.08)      $10.56
December 31, 1993 to May 31, 1994(a)   $10.00     $0.06      ($0.17)      ($0.07)         --         $9.82
- -------------------------------------------------------------------------------------------------------------
                                        RATIO TO AVERAGE NET ASSETS
                                     -----------------------------------
                                                                                                                NET ASSETS
                                        NET                                             PORTFOLIO    AVERAGE      AT END OF
                                     INVESTMENT    NET         GROSS         TOTAL      TURNOVER   COMMISSION      PERIOD
                                       INCOME    EXPENSES    EXPENSES(b)    RETURN(c)     RATE       RATE(d)   (000'S OMITTED)
- ------------------------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997          (0.38%)     1.19%         1.67%         6.34%      210.19%     $0.0774       $7,355
June 1, 1995 to May 31, 1996           0.03%      1.21%         1.87%        38.22%      134.53%     $0.0555       $5,426
June 1, 1994 to May 31, 1995           1.14%      0.53%         2.32%        10.19%       68.09%       --          $1,540
December 31, 1993 to May 31, 1994(a)   1.95%(e)   0.22%(e)     10.66%(e)     (1.98%)(e)   14.98%       --            $265
B SHARES
June 1, 1996 to May 31, 1997          (1.13%)     1.94%         2.73%         5.46%      210.19%     $0.0774       $5,125
June 1, 1995 to May 31, 1996          (0.74%)     1.96%         2.96%        37.32%      134.53%     $0.0555       $4,125
June 1, 1994 to May 31, 1995           0.38%      1.27%         3.56%         9.31%       68.09%       --            $963
December 31, 1993 to May 31, 1994(a)   1.27%(e)   0.98%(e)     20.87%(e)     (2.77%)(e)   14.98%       --            $195
- ------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced operations and the offering of A and B Shares on December 31, 1993.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c)  Total Return does not include the effects of sales charges.

(d) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities.
     Prior to 1996, this data was not reported in mutual fund financial statements.

(e)  Annualized.


20                                                                           21

SMALL CAP OPPORTUNITIES FUND

                                                             NET
                                                         REALIZED AND
                                    BEGINNING              UNREALIZED   DIVIDENDS  DISTRIBUTIONS   ENDING
                                    NET ASSET      NET       GAIN        FROM NET    FROM NET     NET ASSET          NET
                                      VALUE    INVESTMENT  (LOSS) ON    INVESTMENT   REALIZED       VALUE        INVESTMENT
                                    PER SHARE    INCOME   INVESTMENTS    INCOME        GAIN        PER SHARE       INCOME
- ------------------------------------------------------------------------------------------------------------------------------
A SHARES
October 9, 1996 to May 31, 1997(a)    $17.39    ($0.01)      $2.46          --        ($0.01)       $19.83       (0.18%)(f)(g)
B SHARES
November 8, 1996 to May 31, 1997(a)   $17.41    ($0.05)      $2.40          --        ($0.01)       $19.75       (0.99%)(f)(g)
- ------------------------------------------------------------------------------------------------------------------------------
                                          RATIO TO AVERAGE NET ASSETS
                                    --------------------------------------
                                                                                                      NET ASSETS
                                                                            PORTFOLIO    AVERAGE       AT END OF
                                       NET           GROSS         TOTAL     TURNOVER   COMMISSION       PERIOD
                                     EXPENSES     EXPENSES(b)    RETURN(c)     RATE     RATE(d)(e)   (000'S OMITTED)
- --------------------------------------------------------------------------------------------------------------------
A SHARES
October 9, 1996 to May 31, 1997(a)   1.25%(f)(g)  10.51%(f)(g)    11.37%      34.45%     $0.0584           $522
B SHARES
November 8, 1996 to May 31, 1997(a)  2.06%(f)(g)  27.27%(f)(g)    13.53%      34.45%     $0.0584           $158
- --------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced the offering of A Shares on October 9, 1996 and B Shares on November 8, 1996.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c) Total Return does not include the effects of sales charges.

(d) Represents the Portfolio Turnover Rate and Average Commission Rate, of Schroder U.S. Smaller Companies Portfolio of Schroder Capital Funds.

(e) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

(f) Annualized.

(g) Includes expenses allocated for Schroder U.S. Smaller Companies Portfolio of Schroder Capital Funds.


22                                                                            23

INTERNATIONAL FUND


                                                                     NET
                                                                 REALIZED AND
                                        BEGINNING                 UNREALIZED    DIVIDENDS    DISTRIBUTIONS    ENDING
                                        NET ASSET      NET           GAIN        FROM NET      FROM NET      NET ASSET
                                          VALUE     INVESTMENT     (LOSS) ON    INVESTMENT     REALIZED        VALUE
                                        PER SHARE     INCOME      INVESTMENTS     INCOME         GAIN        PER SHARE
- ----------------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997             $19.82       $0.10          $1.94        ($0.20)         --           $21.66
November 1, 1995 to May 31, 1996         $17.97       $0.35          $1.83        ($0.33)         --           $19.82
April 1, 1995 to October 31, 1995(a)     $16.50       $0.01          $1.46           --           --           $17.97
B SHARES
June 1, 1996 to May 31, 1997             $19.71      ($0.06)         $1.93        ($0.03)         --           $21.55
November 1, 1995 to May 31, 1996         $17.91       $0.25          $1.83        ($0.28)         --           $19.71
May 12, 1995 to October 31, 1995(a)      $17.20       $0.01          $0.70           --           --           $17.91
- ----------------------------------------------------------------------------------------------------------------------

                                               RATIO TO AVERAGE NET ASSETS
                                       -----------------------------------------
                                                                                                                       NET ASSETS
                                          NET                                                PORTFOLIO    AVERAGE       AT END OF
                                       INVESTMENT        NET           GROSS       TOTAL     TURNOVER   COMMISSION       PERIOD
                                         INCOME        EXPENSES      EXPENSES(b)  RETURN(c)   RATE(d)   RATE(d)(e)   (000'S OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------------
A SHARES
June 1, 1996 to May 31, 1997             0.42%(g)      1.43%(g)      1.72%(g)      10.33%     48.23%      0.0202          $2,240
November 1, 1995 to May 31, 1996         0.92%(f)(g)   1.50%(f)(g)   2.51%(f)(g)   12.31%     14.12%      0.0325          $1,080
April 1, 1995 to October 31, 1995(a)     0.26%(f)(g)   1.32%(f)(g)  20.95%(f)(g)    8.91%     29.41%        --              $216
B SHARES
June 1, 1996 to May 31, 1997            (0.34%)(g)     2.18%(g)      2.76%(g)       9.44%     48.23%      0.0202          $1,667
November 1, 1995 to May 31, 1996        (0.02%)(f)(g)  2.25%(f)(g)   3.11%(f)(g)   11.79%     14.12%      0.0325            $995
May 12, 1995 to October 31, 1995(a)      0.17%(f)(g)   1.27%(f)(g)  14.57%(f)(g)    4.30%     29.41%        --              $395
- ----------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced the offering of A Shares on April 1, 1995 and the offering of B Shares on May 12, 1995.

(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.

(c)  Total Return does not include the effects of sales charges.

(d) Represents the Portfolio Turnover Rate and Average Commission Rate of International Portfolio of Core Trust (Delaware).

(e) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.

(f)  Annualized.

(g) Includes expenses allocated from International Portfolio of Core Trust (Delaware).


24                                                                           25

- ----
- ----

3. INVESTMENT OBJECTIVES AND POLICIES

There can be no assurance that any Fund or any Core Portfolio will achieve its investment objective.

INCOME EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation consistent with above-average dividend income. The Fund currently pursues its investment objective by investing all of its investable assets in Income Equity Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Income Equity Portfolio invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. Primary emphasis is placed on investing in securities of companies with above-average dividend income. In selecting securities for the Portfolio, Norwest uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Portfolio considers large companies to be those whose market capitalization is greater than the median of the Russell 1000 Index. The Portfolio also may invest in preferred stock and securities convertible into common stock and may purchase American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. (See "Investment Objectives and Policies - Core Portfolio Descriptions
- - International Portfolio Investment Considerations and Risk Factors.") Under normal circumstances, Income Equity Portfolio will not invest more than 10% of its total assets in the securities of a single issuer.

VALUGROWTH STOCK FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation.

INVESTMENT POLICIES. The Fund invests primarily in the common stock and convertible securities of medium- and large-capitalization companies (companies with a market capitalization of greater than $500 million) that, in the view of Norwest, possess above average growth characteristics and appear to be undervalued.

The Fund seeks to identify and invest in companies whose earnings and dividends Norwest believes will grow both faster than inflation and faster than the economy in general and whose growth Norwest believes has not yet been fully reflected in the market price of the companies' shares. In seeking

- -
- ----
- ----
these investments, Norwest relies primarily on a company by company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, Norwest applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

The Fund also may invest in selected companies that Norwest regards as "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments are the exception, not the rule, and must satisfy Norwest's valuation parameters. In addition, the Fund may invest up to 20% of its assets in securities of foreign issuers, American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. (See "Investment Objectives and Policies
- - Core Portfolio Descriptions - International Portfolio Investment Considerations and Risk Factors.") The Fund may invest in convertible debt and convertible preferred stock.

DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities. The Fund's portfolio combines five different equity investment styles: (1) index style; (2) an income equity style; (3) a large company style; (4) a small company style; and (5) an international style. The Fund allocates the assets dedicated to large company investments to two Core Portfolios, the assets allocated to small company investments to four Core Portfolios and the assets dedicated to international investments to two Core Portfolios. The Fund utilizes different equity investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Because Diversified Equity Fund blends five equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends three equity investment styles.

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DIVERSIFIED EQUITY FUND ALLOCATION
Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                 CURRENT            RANGE OF
                                ALLOCATION         INVESTMENT
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Index Portfolio.............             25%     23.5% - 26.5%
Income Equity Portfolio.....             25%     23.5% - 26.5%
Large Company style.........             25%     23.5% - 26.5%
  Large Company Growth
   Portfolio................               20%
  Disciplined Growth
   Portfolio................               5%
Small Company style.........             10%      8.5% - 11.5%
  Small Company Growth
   Portfolio................               3%
  Small Company Value
   Portfolio................               3%
  Small Company Stock
   Portfolio................               2.5%
  Small Cap Value
   Portfolio................               1.5%
International style.........             15%     13.5% - 16.5%
  International Portfolio...               14.25%
  Schroder EM Core
   Portfolio................               0.75%
                                        ---
TOTAL FUND ASSETS...........            100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each style.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of Growth Equity Fund is to provide a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investment in accordance with different equity styles. The Fund currently invests in various Core Portfolios each of which invests using a different investment style.

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INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to reduce the volatility and risk of investing in equity securities. The Fund's portfolio combines three different equity investment styles: (1) a large company growth style; (2) a small company style; and (3) an international style. The Fund allocates the assets dedicated to small company investments to four Core Portfolios and the assets dedicated to international investments to two Core Portfolios. The Fund utilizes different equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends five equity styles.

GROWTH EQUITY FUND ALLOCATION
Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                   CURRENT            RANGE OF
                                  ALLOCATION         INVESTMENT
- -----------------------------------------------------------------
Large Company Growth
 Portfolio....................             35%         33% - 37%
Small Company style...........             35%         33% - 37%
  Small Company Growth
   Portfolio..................               10.5%
  Small Company Value
   Portfolio..................               10.5%
  Small Company Stock
   Portfolio..................               8.75%
  Small Cap Value Portfolio...               5.25%
International style...........             30%         28% - 32%
  International Portfolio.....               28.5%
  Schroder EM Core
   Portfolio..................               1.5%
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TOTAL FUND ASSETS.............            100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each style.

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SMALL COMPANY STOCK FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Small Company Stock Portfolio, which has the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Small Company Stock Portfolio invests primarily in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Small companies are companies whose market capitalization is less than the largest stock included in the Russell 2000 Index. Medium-size companies have a market capitalization in the range from $500 million to $8 billion.

In selecting securities for the Portfolio, the Advisers seek securities with significant price appreciation potential, and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The companies in which the Portfolio invests may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of an Adviser, may result in an enhanced entrepreneurial spirit and greater focus, thereby allowing such companies to be successful. The Advisers believe that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger, more established entities.

The securities in which the Portfolio invests may be listed on a securities exchange, included in the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System, or traded in the over-the-counter securities market.

The Portfolio also may invest up to 20% of its assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. (See "Additional Investment Policies and Considerations - American Depository Receipts and European Depository Receipts.")

For a description of investment considerations and risk involved in investing in small company securities, see "Investment Objectives and Policies - Core Portfolio Descriptions - Risk of Investing in Small Company Securities."

SMALL CAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Schroder U.S. Smaller Companies Portfolio, which has

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the same investment objective and substantially similar investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less.

In its investment approach, Schroder attempts to identify securities of companies which it believes can generate above average earnings growth, and which can be bought at favorable prices in relation to book values and earnings. As part of the investment decision, Schroder's assessment of the competency of an issuer's management will be an important consideration. These criteria are not rigid, and other investments may be included in the Portfolio if Schroder believes they can help the Portfolio to attain its objective.

The Portfolio will invest principally in equity securities (common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks). The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when, in the opinion of Schroder, such investments are consistent with the Portfolio's investment objective.

The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. In view of the volatility of price movements of the former, the Portfolio currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, it is the present intention of the Portfolio to invest no more than 5% of its net assets in debt securities rated below the fourth highest rating category. These securities are commonly known as "high yield/high risk" securities or "junk bonds." The Portfolio will not invest in debt securities that are in default. High yield/high risk securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and generally involve a greater volatility of price than securities in higher rated categories. The Portfolio is not obligated to dispose of securities due to changes by the rating agencies. (See "Investment Objectives and Policies - Additional Investment Policies and Risk Considerations - Debt Securities.")

For a description of investment considerations and risk involved in investing in small company securities, see "Investment Objectives and Policies - Core Portfolio Descriptions - Risks of Investing in Small Company Securities."

OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and

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broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the Portfolio's securities and thus protect the Fund's net asset value per share against downward market trends; or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail in the SAI. (See "Additional Investment Policies and Risk Considerations - Options and Futures Contracts.")

INTERNATIONAL FUND

The Fund is designed for investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because international investments generally involve risks in addition to those risks associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not as a complete investment program.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. The Fund currently pursues its investment objective by investing in two Core Portfolios, International Portfolio and Schroder EM Core Portfolio, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi style" approach designed to minimize the volatility and risk of investing in international equity securities. The Fund's investment portfolio combines two different investment styles: (1) an international equity investment style and (2) an international emerging markets equity style.

INTERNATIONAL FUND ALLOCATION
Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.


                                                 CURRENT      RANGE OF
                                                ALLOCATION   INVESTMENT
          -------------------------------------------------------------
          International Portfolio.............      95%      80% - 100%
          Schroder EM Core Portfolio..........       5%      0% - 20%
                                                    --
          TOTAL FUND ASSETS...................     100%

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As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each style.

CORE PORTFOLIO DESCRIPTIONS

INDEX PORTFOLIO. The investment objective of Index Portfolio is to duplicate the return of the Standard & Poor's 500 Composite Stock Index (the "Index") with minimum tracking error, while also minimizing transaction costs. The Portfolio invests in stocks representing 96% or more of the capitalization-weighted market values of the Index. Portfolio transactions with respect to this style generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or from shareholder investments and to raise cash for fund management purposes. For this and other reasons, the performance of assets allocated to this investment style can be expected to approximate, but not equal, the performance of the Index.

The Fund may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of the securities comprising the index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; to facilitate trading; or to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative purposes or to leverage the Portfolio.

The Index tracks the total return performance of 500 common stocks that are chosen for inclusion in the Index by Standard & Poor's ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P

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believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70% of the total market value of all U.S. common stocks. Each stock in the Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 47% of its value. The Index emphasizes large capitalizations and, typically, companies included in the Index are the largest and most dominant firms in their respective industries.

Index Portfolio is not sponsored, endorsed or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the purchasers of any interest in Index Portfolio or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by any Fund investing in Index Portfolio, by any person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

    INDEX FUTURES CONTRACTS. Index Portfolio may invest in index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

The use of index futures contracts entails certain investment risks and costs, including (1) imperfect correlations between movements in the prices of futures contracts and movements in the price of the securities hedged which may cause a given hedge not to achieve its objective; (2) the fact that the skills and techniques needed to trade futures are different from those needed to select the other securities in which the Portfolio invests; (3) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Portfolio's ability to limit exposures by closing its positions; and (4) the possible need to defer closing out of certain futures contracts to avoid adverse tax consequences.

INCOME EQUITY PORTFOLIO. (See "Investment Objectives and Policies - Income Equity Fund.")

LARGE COMPANY GROWTH PORTFOLIO. The investment objective of the Large Company Growth Portfolio is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that Norwest

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believes have superior growth potential. Large companies are those companies whose market capitalization is greater than the median of the Russell 1000 Index. In selecting securities for the Portfolio, Norwest seeks issuers whose stock is attractively valued and whose fundamental characteristics both are significantly better than the market average and support internal earnings growth capability. The Portfolio may invest in the securities of companies whose growth potential is, in Norwest's opinion, generally unrecognized or misperceived by the market. In addition, up to 20% of the total assets invested in by the Portfolio may be invested in American Depository Receipts, European Depository Receipts and other, similar securities of foreign issuers and Norwest may attempt to reduce the overall risk of foreign investments by using foreign currency forward contracts. (See "Investment Objectives and Policies - Core Portfolio Descriptions - International Portfolio Investment Considerations and Risk Factors.") Under normal circumstances, no more than 10% of the assets of the Portfolio will be invested in the securities of a single issuer. The Portfolio does not currently invest in preferred stock or securities convertible into common stock but reserves the right to do so in the future.

DISCIPLINED GROWTH PORTFOLIO. Disciplined Growth Portfolio seeks capital appreciation by investing in common stocks of larger companies. Disciplined Growth Portfolio seeks greater long-term returns by investing primarily in the common stock of companies that, in the view of the investment adviser, possess above average potential for growth. The average market capitalization of the companies in which the Portfolio invests will be greater than $5 billion.

The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The investment adviser uses a variety of valuation measures to determine whether the share price already reflects any positive fundamentals identified by the investment adviser. In addition to approximately equal weighting of portfolio securities, the investment adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality and valuation.

RISKS OF INVESTING IN SMALL COMPANY SECURITIES. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

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Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

SMALL COMPANY STOCK PORTFOLIO. (See "Investment Objectives and Policies - Small Company Stock Fund.")

SMALL COMPANY GROWTH PORTFOLIO. Small Company Growth Portfolio seeks to provide long-term capital appreciation by investing in smaller sized domestic companies. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2,000 Index.

In selecting securities for the Portfolio, Norwest seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. The Advisers may look to changes in a company that involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between the company's share price and takeover/asset value. The Portfolio may invest up to 10% of its assets in foreign securities and in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. The Portfolio may not invest more than 10% of its total assets in the securities of a single issuer. The Portfolio currently does not invest in preferred stock and securities convertible into common stock, but reserves the right to do so in the future. (See "Investment Objectives and Policies - Core Portfolio Descriptions - Risks of Investing in Small Company Securities.")

SMALL COMPANY VALUE PORTFOLIO. Small Company Value Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies. The Portfolio invests primarily in the common stock of companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Smaller companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index.

The Advisers focus on securities that are conservatively valued in the marketplace relative to their underlying fundamentals. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. The Advisers seek to invest in stocks priced low relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce downside risk while offering potential for capital appreciation as a stock

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gains favor among other investors and its stock price rises. (See "Investment Objectives and Policies - Core Portfolio Descriptions - Risks of Investing in Small Company Securities.")

SMALL CAP VALUE PORTFOLIO. Small Cap Value Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that, in the view of the investment adviser, are undervalued. Under normal circumstances, the Portfolio will invest substantially all of its assets, but not less than 65% of its net assets, in securities of companies with a market capitalization which reflects the market capitalization of companies included in the Russell 2000 Index.

The Portfolio invests in those smaller companies that the investment adviser believes to be undervalued and which will report a level of corporate earnings exceeding the level expected by investors. The determination of value is based upon both the price to earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company. (See "Investment Objectives and Policies - Core Portfolio Descriptions - Risks of Investing in Small Company Securities.")

INTERNATIONAL PORTFOLIO. The investment objective of International Portfolio is to provide long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. The Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. International Portfolio also may invest in the securities of domestic closed-end investment companies investing primarily in foreign securities and may invest in debt obligations of foreign governments or their political subdivisions, agencies or instrumentalities, of supranational organizations and of foreign corporations. International Portfolio's investments will be diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, The Netherlands, Hong Kong, Singapore and Australia. In general, International Portfolio will invest only in securities of companies and governments in countries that Schroder, in its judgment, considers both politically and economically stable. International Portfolio has no limit on the amount of its assets that may be invested in any one type of foreign instrument or in any foreign country; however, to the extent International Portfolio concentrates its assets in a foreign country, it will incur greater risks.

International Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. International Portfolio also may enter into foreign

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exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to International Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements.

INTERNATIONAL PORTFOLIO INVESTMENT CONSIDERATIONS AND RISK FACTORS

    FOREIGN CURRENCY CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, International Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. International Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

International Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which International Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. International Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of International Portfolio's obligations under such contracts would obligate International Portfolio to deliver an amount of foreign currency in excess of the value of International Portfolio's portfolio securities or other assets denominated in the currency. International Portfolio will enter into these contracts for speculative purposes or enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder fails to predict currency values correctly. International Portfolio has no present intention to enter into currency futures or options contracts but may do so in the future.

    FOREIGN INVESTMENT. All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of

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U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available to shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by the Portfolio. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies. A decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned and computed in U.S. dollars may require the Portfolio to liquidate portfolio securities to acquire sufficient U.S. dollars to fund redemptions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

SCHRODER EM CORE PORTFOLIO. The investment objective of Schroder EM Core Portfolio is to seek to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income is incidental to the Portfolio's objective.

The Portfolio may invest, under normal market conditions, up to 65% of its total assets in emerging market equity and debt securities, including common stocks; convertible preferred stocks; stock rights and warrants; convertible debt securities; and non-convertible debt securities. (Investments in stock rights and warrants will not be considered for purposes of determining compliance with this policy.) The Portfolio may invest up to 35% of its total assets in high-risk debt securities that are unrated or rated below investment grade. The Portfolio may be able to invest in certain emerging markets solely or primarily through governmentally authorized investment companies or vehicles. When investing through investment companies, the Portfolio may

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pay substantial premiums above such investment companies' net asset value per share. The Portfolio does not intend to invest in other investment companies unless, in the judgment of Schroder, the potential benefits of such investment justify the payments of any applicable premiums or sales charges.

In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state-owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, Schroder, will seek out attractive investment opportunities in these countries.

"Emerging market" countries are all those not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If, however, the investment adviser determines that the economy of a MSCI World-listed country is an emerging market economy, Schroder may include such country in the emerging market category. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in any one country.

Investment in sovereign debt carries high risk. Schroder EM Core Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. In general, the risks incurred by the Portfolio are of the type described under "Investment Objectives and Policies - Core Portfolio Descriptions - International Portfolio Investment Considerations and Risk Factors." These risks are, however, greatly enhanced in the Portfolio.

ADDITIONAL INVESTMENT POLICIES
AND RISK CONSIDERATIONS

Each Fund's (and each Core Portfolio's) investment objective and all investment policies of the Funds (and Core Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or Core Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder

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approval. Likewise, nonfundamental investment policies of a Core Portfolio may be changed by that investment company's board of trustees ("Core Board") without shareholder approval.

Unless otherwise indicated, the discussion below of the investment policies of the Funds refers, in the case of Income Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund, to the investment policies of those Funds' corresponding Core Portfolios. A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAI.

As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. All investment policies relate to each Fund and, unless otherwise noted, not to a portion of a Fund that invests in a particular investment style.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.

BORROWING AND LENDING. As a fundamental policy, each Fund (other than International Portfolio) may borrow money from banks or by entering into reverse repurchase agreements and will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets. As a fundamental policy, each other Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of International Portfolio's total assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests may not exceed 5% of the value of any Fund's assets. Each Fund may enter into reverse repurchase agreements (transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date); reverse purchase agreements are considered to be borrowings by each Fund other than International Portfolio.

DIVERSIFICATION AND CONCENTRATION. Each Fund is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, no Fund may purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Each Fund is prohibited from concentrating its assets in the securities of issuers in any one industry. As a fundamental policy, each Fund may not purchase a security if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their

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principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities or repurchase agreements covering U.S. Government Securities.

Each Fund reserves the right upon notification to shareholders to invest up to 100% of its investable assets in one or more other investment companies such as the Core Portfolios.

COMMON AND PREFERRED STOCK. The Funds may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by interest holders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. The Funds may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, including convertible debt and convertible preferred stock, which may be rated by a nationally recognized statistical rating organization ("NRSRO") or may be unrated. Convertible securities are fixed income securities that may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinate to comparable nonconvertible securities. In general, the value of

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a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of convertible securities, however, is also influenced by the value of the underlying common stock.

The rating categories for convertible securities range from "Aaa" to "C", in the case of Moody's Investors Service ("Moody's"), and from "AAA" to "D", in the case of S&P, and for convertible preferred stock range from "aaa" to "c", in the case of Moody's, and from "AAA" to "D", in the case of S&P. Currently, the Funds only invest in convertible securities that are investment grade. Securities in the lowest rating categories are characterized by Moody's as having extremely poor prospects of ever attaining any real investment standing and by S&P as being in default, in the case of debt, and non-paying with debt in default, in the case of preferred stock. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and certain other NRSROs is contained in the SAI.

AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by American banks or trust companies evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Diversified Equity Fund, Growth Equity Fund, Income Equity Fund and International Fund also may invest in European Depository Receipts ("EDRs"), which are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

DEBT SECURITIES. The Funds (other than ValuGrowth Stock Fund) may invest in corporate debt obligations and U.S. Government Securities. These instruments may have fixed, floating or variable rates of interest. Except for Small Cap Opportunities Fund, these debt securities must be rated in one of the three highest rating categories by an NRSRO or, if unrated by any NRSRO, judged by the Advisers to be of comparable quality. Small Cap Opportunities Fund may not invest more than 5% of its net assets in debt securities rated below the fourth highest rating category by an NRSRO (for example "Baa" by Moody's, or "BBB" by S&P). Bonds rated in the fourth highest category are described by those rating agencies as having speculative characteristics

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and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds.

In purchasing high yield/high risk securities, the Funds will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. Nonetheless, investors should review the investment objective and policies of the Fund and consider their willingness to assume risk before making an investment.

REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may enter into repurchase agreements and may lend securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund may have difficulty in exercising its rights to the underlying securities, may incur costs and experience time delays in disposing of them and may suffer a loss.

Repurchase agreements are transactions in which a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives payment from the borrower or interest from investing cash collateral. The Trust or the Core Trust, as applicable, maintains possession of the purchased securities and the collateral in lending transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will limit securities lending to not more than 33 1/3% (25% in the case of Small Cap Opportunities Fund) of the value of its total assets.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each of the Funds (except Small Cap Opportunities Fund) may purchase securities offered on a "when-issued" basis and may purchase securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction, but delayed settlements beyond three months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased and the Fund receives no income. At the time a Fund makes a commitment to purchase securities in this manner, however, the Fund immediately assumes the risk of ownership, including price fluctuation. It is currently anticipated that the Funds will not purchase securities on a when-issued or forward commitment basis to any significant extent.

ILLIQUID SECURITIES. No Fund may invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of

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within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board or Core Board). Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"), including repurchase agreements and foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act, the Advisers may determine that such securities are not illiquid securities under guidelines adopted by the Board (or, in the case of Core Portfolio, the board of trustees (the "Core Board") of the investment company of which the Core Portfolio is a series.) These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents: including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States (United States banks in the case of Small Cap Opportunities Fund);
(3) commercial paper; (4) repurchase agreements; and (5) shares of "money market funds" registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Advisers to be of comparable quality. Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above (in United States banks in the case of Small Cap Opportunities Fund). Except during periods when a Fund assumes a temporary defensive position, each Fund will have at least 65% of its total assets invested in common stock and International Fund will

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have at least 65% of its net assets invested in securities of companies domiciled outside the United States. International Portfolio and Schroder EM Core Portfolio may hold cash and bank instruments denominated in any major foreign currency.

PORTFOLIO TRANSACTIONS. The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when an Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to be paid by a Fund that invests in foreign securities than would be the case for comparable transactions effected on United States securities exchanges.

Subject to the Funds' policy of obtaining "best execution" each Adviser may employ broker-dealer affiliates of the investment adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Funds. The Funds' payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board or, with respect to a Core Portfolio, the Core Board, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with Norwest directing the transaction receive brokerage transactions in recognition of research services provided to the Advisers.

The frequency of portfolio transactions of a Fund or Core Portfolio (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Funds' portfolio turnover is reported under "Financial Highlights." An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund or Core Portfolio were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund or Core Portfolio and a possible increase in short-term capital gains or losses.

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                                                                  4.  MANAGEMENT

The business of the Trust is managed under the direction of the Board, and the business of each Core Portfolio is managed under the direction of the Core Portfolio's Core Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest Investment Management, Inc. makes investment decisions for the Funds (except Small Cap Opportunities Fund and International Fund) and continuously reviews, supervises and administers each Fund's investment program or oversees the investment decisions of the investment subadvisers, as applicable. Norwest provides its investment advisory services directly to ValuGrowth Stock Fund and indirectly to each Fund that operates in a Core and Gateway Structure through its investment advisory services to the Core Portfolios. In addition, subject to the general supervision of the Board, Norwest continuously reviews and determines the allocation of the assets of Diversified Equity Fund and Growth Equity Fund among the various investment styles and Core Portfolios in which those Funds invest ("Asset Allocation Services"). Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of June 30, 1997, Norwest Corporation had assets of $83.6 billion, which made it the 11th largest bank holding company in the United States. As of June 30, 1997, Norwest Corporation and its affiliates managed assets with a value of approximately $52.9 billion.

SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND. Subject to the general supervision of the Core Boards, Schroder Capital Management International Inc. makes investment decisions for Schroder U.S. Smaller Companies Portfolio (in which Small Cap Opportunities Fund invests), International Portfolio and Schroder EM Core Portfolio and continuously reviews, supervises and administers those Portfolios' investment programs.

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INVESTMENT SUBADVISERS. To assist Norwest in carrying out its obligations, certain of the Core Portfolios and Norwest have retained the services of the various Subadvisers as follows:


                                                                 INVESTMENT
                                                                 SUBADVISER
FUND                              CORE PORTFOLIO(S)          OF CORE PORTFOLIO
- -----------------------------------------------------------------------------
Diversified Equity Fund    Large Company Growth Portfolio    Peregrine
                           Disciplined Growth Portfolio      Smith
                           Small Company Stock Portfolio     Crestone
                           Small Company Growth Portfolio    Peregrine
                           Small Company Value Portfolio     Peregrine
                           Small Cap Value Portfolio         Smith

Growth Equity Fund         Large Company Growth Portfolio    Peregrine
                           Small Company Stock Portfolio     Crestone
                           Small Company Growth Portfolio    Peregrine
                           Small Company Value Portfolio     Peregrine
                           Small Cap Value Portfolio         Smith

Small Company Stock Fund   Small Company Stock Portfolio     Crestone

Crestone, Peregrine and Smith make investment decisions for the Core Portfolios to which they act as investment subadviser and continuously review, supervise and administer those Core Portfolios' investment programs with respect to that portion, if any, of the Portfolios' assets that Norwest believes should be managed by the Subadvisers. Currently, each Subadviser manage all of the assets of the Core Portfolios that they subadvise. Norwest supervises the performance of each Subadviser, including their adherence to the Portfolios' investment objectives and policies.

CRESTONE CAPITAL MANAGEMENT, INC. Crestone, which is located at 7720 East Belleview Avenue, Suite 220, Englewood, Colorado 80111, is an investment advisory subsidiary of Norwest Bank. Crestone provides investment advice regarding companies with small market capitalization to various clients, including institutional investors. As of June 30, 1997, Crestone managed assets with a value of approximately $534 million.

PEREGRINE CAPITAL MANAGEMENT, INC. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment and 401(k) plans. As of June 30, 1997, Peregrine managed approximately $5.0 billion in assets.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. Schroder, whose principal business address is 787 Seventh Avenue, New York, New York 10019, is a wholly owned U.S. subsidiary of Schroders Incorporated (doing business in

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New York State as Schroders Holdings), the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The Schroder Group specializes in providing investment management services and had assets under management in excess of $175 billion as of June 30, 1997.

SMITH ASSET MANAGEMENT GROUP, L.P. Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas 75201 is a registered investment advisor. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 13, 1997, the Smith Group managed over $200 million in assets.

PORTFOLIO MANAGERS. Many persons on the advisory staff of Norwest, Crestone, Peregrine and Schroder contribute to the investment services provided to the Funds and the Core Portfolios. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been primarily responsible since the inception of the Fund or Portfolio. In addition to their primary responsibility for day-to-day management of the Fund/Portfolio, certain of the portfolio managers may have other duties with respect to Norwest Bank.

     INCOME EQUITY FUND/INCOME EQUITY PORTFOLIO - David L. Roberts. Mr. Roberts is a Senior Vice President of Norwest and has been a Senior Vice President of Norwest Bank since 1991. Mr. Roberts has been associated with Norwest for 20 years in various investment related capacities.

     VALUGROWTH STOCK FUND - David S. Lunt, CFA. Mr. Lunt is a Vice President of Norwest and has been associated with Norwest and its affiliates since 1992. Prior thereto, he was a portfolio manager for FirsTier Bank and a securities analyst for Woodman Accident and Life Company.

     DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND AND INTERNATIONAL FUND - The day-to-day management of each Fund, with respect to the portion of a Fund's portfolio that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolios.

     SMALL COMPANY STOCK FUND/SMALL COMPANY STOCK PORTFOLIO - Kirk McCown, CFA. Mr. McCown is the founder, President and a Director of Crestone, which was incorporated in 1990.

     SMALL CAP OPPORTUNITIES FUND/SCHRODER U.S. SMALLER COMPANIES
     PORTFOLIO - Fariba Talebi. Ms. Talebi is a Group Vice President of

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     Schroder, with the assistance of a small cap investment team, is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Talebi has been employed by SCMI in the investment research and portfolio management areas since 1987.

     INDEX PORTFOLIO - David D. Sylvester and Laurie R. White. Mr. Sylvester has been associated with Norwest Bank since 1979, and as a Vice President and Senior Portfolio Manager since 1985. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Mr. Sylvester and Ms. White began serving as portfolio managers of Index Portfolio on January 1, 1996.

     LARGE COMPANY GROWTH PORTFOLIO - John S. Dale, CFA. Mr. Dale is a Senior Vice President of Peregrine. Mr Dale has held various investment management positions with Norwest, Peregrine and their affiliates since 1968.

     DISCIPLINED GROWTH PORTFOLIO AND SMALL CAP VALUE PORTFOLIO - Stephen S. Smith, CFA. Mr. Smith is the Chief Investment Officer for Smith Group and is a principal in the firm. He has held this position since November, 1995. Prior thereto, Mr. Smith served as senior portfolio manager with NationsBank where he managed approximately $1 billion of client assets. At NationsBank, Mr. Smith held a variety of management positions including manager of the institutional asset management group, manager of the disciplined equity style and member of the Investment Policy Committee. At NationsBank he also served as sub-adviser for a portfolio of AIM Management Company's Summit Fund.

     SMALL COMPANY VALUE PORTFOLIO - Tasso H. Coin, Jr. Mr. Coin is a Senior Vice President of Peregrine Capital Management, Inc. Mr. Coin joined Peregrine in 1995. From 1992 to 1995 he was a research officer at Lord Asset Management, an investment adviser, and prior thereto was associated with Morgan Stanley Asset Management.

     SMALL COMPANY GROWTH PORTFOLIO - Robert B. Mersky, CFA and Paul E. von Koster, CFA. Mr. Mersky is the President of Peregrine Capital Management, Inc. Mr. Mersky has held various investment management positions with Norwest, Peregrine and their affiliates since 1977. From 1980 to 1984 he was head of investments for Norwest Bank. Mr. von Koster is a Senior Vice President of Peregrine. Mr. von Koster has held various investment management positions with Peregrine, Norwest and their affiliates since 1972.

     INTERNATIONAL PORTFOLIO - Michael Perelstein, a Senior Vice President of Schroder, with the assistance of an SCMI investment committee, are primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Perelstein has been a Senior Vice President of Schroder since January 2, 1997. Prior thereto, Mr. Perelstein was a

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     Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Since January 1997, Mr. Perelstein has served as portfolio manager of International Portfolio.

     SCHRODER EM CORE PORTFOLIO - John A. Troiano. Mr. Troiano, a Vice President of Schroder Capital Funds, assisted by the management team of Heather Crighton and Mark Bridgeman, are responsible for the day-to-day management of the investment portfolio. Mr. Troiano, Chief Executive Officer of Schroder since April 1, 1997, has been a Managing Director of Schroder since October 1995 and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1981. Ms. Crighton is a Vice President of Schroder and has been employed by Schroder/various Schroder Group companies in the investment research and portfolio management areas since 1992. Mr. Bridgeman, also a Vice President of Schroder, has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1990.

ADVISORY FEES. For their services, Norwest or Schroder receive investment advisory fees from the Funds (or to the extent a Fund invests in a single Core Portfolio, from that Core Portfolio) at the following annual rates of the Fund's or Portfolio's average daily net assets.


    FUND                                      INVESTMENT ADVISORY FEE
    ------------------------------------------------------------------------
    Income Equity Fund (Income Equity
      Portfolio)......................                 0.50%
    ValuGrowth Stock Fund.............  0.80% (first $300 million of assets)
                                        0.76% (next $400 million of assets)
                                        0.72% (remaining assets)
    Small Company Stock Fund (Small
      Company Stock Portfolio)........                 0.90%
    Small Cap Opportunities Fund
      (Schroder U.S. Smaller Companies
      Portfolio)......................                 0.60%

With respect to Diversified Equity Fund, Growth Equity Fund and International Fund, Norwest is entitled to receive investment advisory fees from the Funds for its Asset Allocation Services at a maximum annual rate of 0.25% of each Fund's average daily net assets. No advisory fee for Asset Allocation Services is payable by International Fund until December 1, 1997. In addition, each of Diversified Equity Fund, Growth Equity Fund, and International Fund bears an investment advisory fee at a blended rate based on the investment advisory fee of the Core Portfolio in which the Fund invests.

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Norwest and Schroder receive investment advisory fees from the Core Portfolios at the following annual rates of the Portfolio's average daily net assets. The total fee payable by a Fund through its investments in Core Portfolios will vary based on the percentage of its assets invested in each Core Portfolio.


CORE PORTFOLIO                       INVESTMENT ADVISORY FEE
- --------------------------------------------------------------
Index Portfolio...................            0.15%
Income Equity Portfolio...........            0.50%
Large Company Growth Portfolio....            0.65%
Disciplined Growth Portfolio......            0.90%
Small Company Stock Portfolio.....            0.90%
Small Company Growth Portfolio....            0.90%
Small Company Value Portfolio.....            0.90%
Small Cap Value Portfolio.........            0.95%
International Portfolio...........            0.45%
Schroder EM Core Portfolio........            1.00%

Norwest (and not the Core Portfolios) pays Crestone and Peregrine a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Core Portfolios to Norwest for investment advisory services.

Each Fund investing its assets in one or more Core Portfolios may withdraw its investments from its corresponding Core Portfolio(s) at any time if the Board determines that it is in the best interests of the Fund to do so. (See "Other Information - Core and Gateway Structure.") Accordingly, each of these Funds has retained Norwest as its investment adviser. Similarly, in the event that a Fund withdraws its investment from a Core Portfolio, to the extent the Fund invested in a Core Portfolio advised by Schroder or a Subadviser, the Fund has retained Schroder and that Subadviser as an investment subadviser. Under these "dormant" investment advisory arrangements, none of Norwest, Schroder, Crestone or Peregrine receives any advisory fees with respect to a Fund as long as the Fund remains completely invested in its respective Core Portfolio(s) or any other investment companies. In the event that Income Equity Fund or Small Company Stock Fund were to withdraw their assets from their corresponding Core Portfolios, Norwest would receive an investment advisory fee at the same rate as it does for the Core Portfolio. Similarly, to the extent Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund or International Fund were to withdraw any or all of their assets from their corresponding Core Portfolios, Norwest would receive an investment advisory fee on the withdrawn assets at an annual rate of 0.65%, 0.90%, 0.925% and 0.85% of the Funds' average daily net assets, respectively and would pay Schroder, Crestone and Peregrine, as applicable, a fee for their investment subadvisory services.

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MANAGEMENT, ADMINISTRATION AND
DISTRIBUTION SERVICES

As manager, Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity, Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including: (1) preparing and printing updates of the Trust's registration statement and prospectuses to its shareholders, the SEC and state securities administrators; (2) preparing proxy and information statements and any other communications to shareholders; (3) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and (4) supervising the declaration of dividends and distributions to shareholders.

As of June 30, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $25.5 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services, Forum and FAS each receives a fee with respect to ValuGrowth Stock Fund and International Fund at an annual rate of 0.05% of the Fund's average daily net assets and with respect to each other Fund at an annual rate of 0.025% of the Fund's average daily net assets.

FAS also serves as an administrator of each Core Portfolio (except Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAS. For its services FAS receives a fee with respect to each Core Portfolio (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) at an annual rate of 0.05% of the Portfolio's average daily net assets (0.15% in the case of International Portfolio). Schroder Advisors Inc. ("Schroder Advisors") serves as the administrator of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and FAS serves as the subadministrator of those Portfolios. Schroder Advisors and FAS provide certain management and administrative services necessary for the Portfolios' operations, other than the administrative services provided to the Portfolios by Schroder. For their services, Schroder Advisors receives no fee from Schroder U.S. Smaller Companies Portfolio and -0.075% from Schroder EM Core Portfolio. FAS receives a fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

In addition, pursuant to a separate agreement, Norwest receives a fee with respect to Small Cap Opportunities Fund and International Fund at an annual rate of 0.25% of the Funds' average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to

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the Board on the performance of the applicable Core Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this agreement if the Fund is not completely invested in a Core Portfolio. Small Cap Opportunities Fund and International Fund incur total management and administrative fees at a higher rate than many other mutual funds, including other funds of the Trust.

Pursuant to a separate agreement, Forum Accounting Services, LLC ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of October 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

Forum also acts as the distributor of the Shares. As the Funds' distributor, Forum pays a broker-dealers' reallowance on A Shares and a sales commission on B Shares to broker-dealers who sell shares of the Funds. Normally, Forum will make payments to broker-dealers as discussed under "Characteristics of The Shares." From its own resources, Forum may pay additional fees to broker-dealers or other persons for distribution or other services related to the Funds. For further information about the Funds' distribution plan, including the fees payable thereunder, (see "Characteristics of The Shares.")

SHAREHOLDER SERVICING AND CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets attributable to each class of the Fund.

Norwest Bank also serves as each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial service, Norwest Bank receives a fee with respect to each Fund and each Core Portfolio at an annual rate of: 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.015% of the next $100 million of the Fund's

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or Core Portfolio's average daily net assets and 0.01% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is directly payable by a Fund to the extent the Fund is invested in a Core Portfolio. With respect to International Portfolio, Norwest receives a fee at an annual rate of 0.07% of the Portfolio's average daily net assets plus monthly out of pocket expenses. The Chase Manhattan Bank, N.A. serves as custodian of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and is paid a fee for its services.

EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust (as well as each Core Trust) is obligated to pay all of its expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.

Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Small Company Stock Fund's total combined operating expenses through May 31, 1998 at the same levels as the Fund's total operating expenses prior to May 31, 1997 (1.20% for A Shares and 1.95% for B Shares). After May 31, 1998, any proposed reduction in the amounts of those waivers and reimbursements would be reviewed by the Board.
Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed, in the aggregate, 0.75% and 1.00%, respectively (the "Waiver"). After May 31, 1999, each Fund's aggregate payment for those services could increase if the Waiver was reduced or eliminated. Any reduction or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each Fund (other than ValuGrowth Stock Fund) include the Fund's pro rata share of the expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

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5. CHOOSING A SHARE CLASS

Investors should compare sales charges and fees before selecting a particular class of shares. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and maintenance fee and contingent deferred sales charges on B Shares prior to conversion would be less than the initial sales charge on A Shares purchased at the same time and whether that differential would be offset by the higher yield of A Shares. A summary of the charges applicable to shares of each Fund is listed under "Prospectus Summary - Expense Information." Sales personnel of broker-dealers and other financial institutions selling a Fund's shares may receive differing compensation for selling A Shares and B Shares.

Because initial sales charges are deducted at the time of purchase, investors purchasing a Fund's A Shares receive fewer shares than if the sales charge were not deducted and, accordingly, do not have the entire purchase price invested. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider whether, in light of the initial sales charge and its effect on the amount of the purchase price invested, purchases of A Shares are more or less advantageous than purchases of B Shares with their associated accumulated continuing distribution and maintenance charges. For example, based on estimated current fees and expenses, an investor purchasing A Shares, which are subject to a 5.5% initial sales charge, who elects to reinvest all dividends and distributions would have to hold the A Shares approximately six years for the B Shares' distribution services fee and maintenance fee to exceed the initial sales charge imposed when purchasing A Shares. The foregoing example does not take into account the time value of money, fluctuations in net asset value or the effects of different performance assumptions.

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A SHARES

The public offering price of each Fund's A Shares is their next-determined net asset value plus an initial sales charge assessed as follows (no sales charge is assessed on the reinvestment of dividends or distributions):


                                                                BROKER-
                                          SALES CHARGE          DEALERS'
                                       AS A PERCENTAGE OF    REALLOWANCE AS
                                      ....................    A PERCENTAGE
                                      OFFERING   NET ASSET    OF OFFERING
 AMOUNT OF PURCHASE                    PRICE      VALUE*         PRICE

 --------------------------------------------------------------------------
 Less than $50,000..................    5.50%      5.76%          5.00%
 $50,000 to $99,999.................    4.50%      4.71%          4.00%
 $100,000 to $249,000...............    3.50%      3.63%          3.00%
 $250,000 to $499,000...............    2.50%      2.56%          2.25%
 $500,000 to $999,000...............    2.00%      2.04%          1.80%
 $1,000,000 to $2,499,999...........    0.00%      0.00%          1.00%
 $2,500,000 to $4,999,999...........    0.00%      0.00%          0.50%
 Over $5,000,000....................    0.00%      0.00%          0.25%

 * Rounded to the nearest one-hundredth percent

Forum may pay a broker-dealers' reallowance to selected broker-dealers purchasing shares as principal or agent, which may include banks, bank affiliates and Processing Organizations. Normally, Forum will reallow discounts to selected broker-dealers in the amounts indicated in the table above. In addition, Forum may elect to reallow the entire sales charge to selected broker-dealers for all sales with respect to which orders are placed with Forum. The broker-dealers' reallowance may be changed from time to time. Forum may make additional payments (out of its own resources) to selected broker-dealers of up to 1.00% of the value of Fund shares purchased at net asset value.

In addition, from time to time and at its own expense, Forum may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (1) the provision of travel arrangements and lodging,
(2) tickets for entertainment events and (3) merchandise.

In some instances, this compensation may be made available only to certain dealers or other financial intermediaries who have sold or are expected to sell significant amounts of shares of the Funds or who charge an asset based fee (whether or not they have a fiduciary relationship with their clients).

No sales charge is assessed on purchases: (1) by any bank, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended), (2) by

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trustees and officers of the Trust; directors, officers and full-time employees of Forum, of Norwest Corporation or of any of their affiliates; the spouse, direct ancestor or direct descendant (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, (3) by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (4) of A Shares of a Fund made through the Directed Dividend Option from a fund of the Trust that charges a front-end sales charge (see "Dividends and Tax Matters,") or (5) of at least $50,000 through an individual retirement account in A Shares of Diversified Equity Fund or Growth Equity Fund, when the shareholder makes a non-binding commitment to subsequently enroll the assets in the Norwest WealthBuilder IRA program, an asset allocation program offered by Norwest Investment Services, Inc. ("NISI"). In connection with purchases of A Shares of Diversified Equity Fund or Growth Equity Fund with no sales charge as described in clause (v), Forum makes payments to NISI of up to 1.00% of the value of the shares purchased. Shares sold without a sales charge may not be resold except to the Funds and share purchases must be made for investment purposes.

REINSTATEMENT PRIVILEGE. An investor who has redeemed A Shares of a Fund may, within 60 days following the redemption, purchase without a sales charge A Shares in an amount up to the amount of the redemption. Investors who desire to exercise this "Reinstatement Privilege" should contact the Trust for further information.

INVESTORS IN OTHER FUND FAMILIES. No sales charge is assessed on purchases of A Shares of a Fund with the proceeds of a redemption at net asset value, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares at the time of their purchase a sales charge equal to or greater than that applicable to the A Shares of that Fund. Investors should contact the Trust for further information and to obtain the necessary forms.

REDUCED INITIAL SALES CHARGES. To qualify for a reduced sales charge, an investor or the investor's Processing Organization must notify the Transfer Agent at the time of purchase of the investor's intention to qualify and must provide the Transfer Agent with sufficient information to verify that the purchase qualifies for the reduced sales charge. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings. Further information about reduced sales charges is contained in the SAI.

SELF-DIRECTED 401(k) PROGRAMS. Purchases of A Shares of a Fund through self-directed 401(k) programs and other qualified retirement plans offered by Norwest, Forum or their affiliates in accumulated amounts of less than $100,000 are subject to a reduced sales charge applicable to a single purchase of $100,000.

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CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional A Shares of a Fund may qualify for rights of accumulation ("ROA") under which the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all A Shares of that Fund held by the investor. For example, if an investor owned A Shares of a Fund worth $500,000 at the then current net asset value and purchased A Shares of that Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2.0% rate applicable to a $550,000 purchase, rather than at the 4.5% rate applicable to a $50,000 purchase.

In addition, an investor in a Fund that has previously purchased A Shares of any other fund of the Trust that is sold with a sales charge equal to or greater than the sales charge imposed on the A Shares of the Fund ("Eligible Fund") also may qualify for ROA and may aggregate existing investments in A Shares of Eligible Funds with current purchases of A Shares of the Fund to determine the applicable sales charge. In addition, purchases of A Shares of a Fund by an investor and the investor's spouse, direct ancestor or direct descendant may be combined for purposes of ROA.

STATEMENT OF INTENTION. A Shares investors also may obtain reduced sales charges based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $50,000 or more in A Shares of a Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.

Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of a Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

CONTINGENT DEFERRED SALES CHARGE. A Shares of a Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or a Statement of Intention and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no

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sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.


                                                 CONTINGENT DEFERRED SALES
                                                  CHARGE AS A % OF DOLLAR
     AMOUNT OF PURCHASE     PERIOD SHARES HELD    AMOUNT SUBJECT TO CHARGE
     ----------------------------------------------------------------------
     $1,000,000 to
       $2,499,999........  Less than one year               1.00%
                           One to two years                 0.75%
     $2,500,000 to
       $4,999,999........  Less than one year               0.50%
     Over $5,000,000.....  Less than one year               0.25%

No contingent deferred sales charge is charged on redemptions to the same extent as described under "B Shares - Contingent Deferred Sales Charge". The contingent deferred sales charge on shares purchased through an exchange from another fund of the Trust is based upon the original purchase date and price of the other Fund's shares. For A shareholders with a Statement of Intention that do not purchase $1,000,000 of a Fund's A Shares pursuant to their Statement, no contingent deferred sales charge is imposed. The Statement of Intention provides for a contingent deferred sales charge in certain other cases. Further information about the contingent deferred sales charge is contained in the SAI.

B SHARES

DISTRIBUTION PLAN. B Shares of a Fund are sold at their net asset value per share without the imposition of a sales charge at the time of purchase. With respect to B Shares, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") providing for distribution payments, at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to the B Shares (the "distribution services fee"), by each Fund to Forum, to compensate Forum for its distribution activities. The distribution payments due to Forum from each Fund comprise: (1) sales commissions at levels set from time to time by the Board ("sales commissions"); and (2) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges. The current sales commission rate is 4.0% and Forum currently expects to pay sales commissions to each broker-dealer at the time of sale of up to 4.0% of the purchase price of B Shares of each Fund sold by the broker-dealer.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares. The combined contingent deferred sales charge and distribution services fee on B Shares are intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the

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contingent deferred sales charge with respect to a Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares, such as the payment of compensation to broker-dealers selling B Shares. Forum may spend the distribution services fees it receives as it deems appropriate on any activities primarily intended to result in the sale of B Shares.

Under the Plan, a Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to that Fund. Uncovered distribution charges are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales charges previously paid to Forum. At May 31, 1997, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Small Cap Opportunities Fund and International Fund had uncovered distribution expenses of $90,315, $119,169, $1,132,878, $301,051, $122,207,5,656 and $51,784,
respectively, or approximately 2.70%, 1.80%, 3.34%, 3.46%, 2.38%, 3.58% and
3.10% of each respective Fund's net assets attributable to B Shares as of the same date.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to a Fund is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under the Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum exceed the total expenses incurred by Forum in distributing B Shares.
Pursuant to the Plan, each Fund has agreed also to pay Forum a maintenance fee in an amount equal to 0.25% of the average daily net assets of the Fund attributable to B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of the B Shares held by the customers of the broker-dealers. The distribution services fee and the maintenance fee are each accrued daily and paid monthly and will cause a Fund's B Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to a Fund, the Fund may continue to pay maintenance fees.

A Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or reduce the Fund's current net assets in respect of distribution services fees which may become payable under the Plan in the future.

In the event that the Plan is terminated or not continued with respect to a Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan). Those circumstances are described in detail in the SAI. In deciding whether to purchase B Shares of a

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Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plan attributable to that Fund. In approving the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit each Fund and its B shareholders.

Periods with a high level of sales of B Shares of a Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges. Conversely, periods with a low level of sales of B Shares of a Fund accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges. A high level of sales of B Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by a Fund with respect to B Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the Plan.

CONTINGENT DEFERRED SALES CHARGE. B Shares of a Fund that are redeemed within six years of purchase will be subject to contingent deferred sales charges equal to the percentages set forth on the next page of the dollar amount subject to the charge. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the payment for the purchase of B Shares of a Fund and their redemption.

The contingent deferred sales charge will be assessed on an amount equal to the lesser of the cost of the B Shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on B Shares derived from the reinvestment of dividends and distributions.


                                           CONTINGENT DEFERRED
                                           SALES CHARGE AS A %
                                            OF DOLLAR AMOUNT
YEAR SINCE PURCHASE                         SUBJECT TO CHARGE
- ---------------------------------------------------------------
First...................................             4.0%
Second..................................             3.0%
Third...................................             3.0%
Fourth..................................             2.0%
Fifth...................................             2.0%
Sixth...................................             1.0%
Seventh.................................             None

Redemptions of Shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a

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shareholder's investment in a Fund will automatically be made first from any A Shares in the Fund, second from B Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from B Shares of the Fund held for over six years and fourth from the longest outstanding B Shares of the Fund held for less than six years.

No contingent deferred sales charge is imposed on: (1) redemptions of Shares acquired through the reinvestment of dividends and distributions; (2) involuntary redemptions by a Fund of shareholder accounts with low account balances; (3) redemptions of Shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability; (4) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan; and (5) redemptions by any registered investment adviser with whom Forum has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts. See the SAI for further information.

CONVERSION FEATURE. After seven years from the end of the calendar month in which the shareholder's purchase order for B shares was accepted, the B Shares will automatically convert to A Shares of that Fund. The conversion will be on the basis of the relative net asset values of the Shares, without the imposition of any sales load, fee or other charge. For purposes of conversion, B Shares of a Fund purchased by a shareholder through the reinvestment of dividends and distributions will be considered to be held in a separate sub-account. Each time any B Shares in the shareholder's account (other than those in the sub-account) convert, a corresponding pro rata portion of those shares in the sub-account will also convert. The conversion of B Shares to A Shares is subject to the continuing availability of certain opinions of counsel, and the conversion of a Fund's B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions of the Fund's B Shares would occur and shares might continue to be subject to a distribution services and maintenance fee for an indefinite period.

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6. HOW TO BUY SHARES

MINIMUM INVESTMENT

There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of Shares of the Funds. A Fund may in its discretion waive the investment minimums. Shareholders who elect electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimum. (See "Other Shareholder Services - Automatic Investment Plan" and "Dividends and Tax Matters.")

The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES

INITIAL PURCHASES
THERE ARE THREE WAYS TO PURCHASE SHARES INITIALLY.

1. BY MAIL. Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed under "Account Application." Checks or money orders are accepted at full value subject to collection. If a check or money order does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Advantage Funds" or to one or more owners of that account and endorsed to Norwest Advantage Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Advantage Funds." No other method of payment by check will be accepted.

2. BY BANK WIRE. Investors may make an initial investment in a Fund using the wire system for transmittal of money among banks. The investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

     NORWEST BANK MINNESOTA, N.A.
     ABA 091 000 019
     FOR CREDIT TO: NORWEST ADVANTAGE FUNDS
          0844-131
          RE:  [NAME OF FUND]
               [DESIGNATE A SHARES OR B SHARES]
          ACCOUNT NO.:
          ACCOUNT NAME:

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The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.

3. THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive as a broker-dealer's reallowance a portion of the sales charge paid by their customers who purchase A Shares of a Fund, may receive payments from Forum with respect to sales of B Shares and may receive payments as a processing agent from the Transfer Agent. In addition, financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Funds' procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations also may enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.

SUBSEQUENT PURCHASES
Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

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ACCOUNT APPLICATION

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:

     NORWEST ADVANTAGE FUNDS
     [NAME OF FUND]
     NORWEST BANK MINNESOTA, N.A.
     TRANSFER AGENT
     733 MARQUETTE AVENUE
     MINNEAPOLIS, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

GENERAL INFORMATION

Fund shares are continuously sold on every weekday except customary national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and Good Friday ("Fund Business Day"). The purchase price for Fund shares equals their net asset value next-determined after acceptance of an order plus, in the case of the A Shares, any applicable sales charge imposed at the time of purchase.

Fund shares become entitled to receive dividends and distributions on the next Fund Business Day after a purchase order is accepted. The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

All payments for Shares must be in U.S. dollars. Investments in a Fund may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

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                                                          7.  HOW TO SELL SHARES

GENERAL INFORMATION

Fund Shares may be sold (redeemed) at their net asset value on any Fund Business Day subject to a contingent deferred sales charge imposed, in the case of A Shares, on some redemptions made within two years of purchase and, in the case of B Shares, on most redemptions made within six years of purchase. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following receipt by the Transfer Agent of the redemption order in proper form (and any supporting documentation that the Transfer Agent may require). Redeemed shares are not entitled to receive dividends declared after the day the redemption becomes effective.

Normally, redemption proceeds are paid immediately, but in no event later than seven days following receipt of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment date postponed for more than seven days after the tender of the shares to a Fund, except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

REDEMPTION PROCEDURES

Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who have invested directly in a Fund may redeem their Shares as described below. Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

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1. BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. (See "How to Sell Shares - Other Redemption Matters.")

2. BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which his shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. (See "How to Sell Shares - Other Redemption Matters.")

3. BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

OTHER REDEMPTION MATTERS

To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) endorsement on a share certificate, (2) instruction to change a shareholder's record name; (3) modification of a designated bank account for wire redemptions,
(4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan, (5) dividend and distribution election, (6) telephone redemption, (7) exchange option election or any other option election in connection with the shareholder's account, (8) written instruction to redeem Shares whose value exceeds $50,000, (9) redemption in an account in which the account address has changed within the last 30 days, (10) redemption when the proceeds are deposited in a Norwest Advantage Funds account under a different account registration and
(11) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

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Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

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8. OTHER SHAREHOLDER SERVICES

EXCHANGES

Shareholders of A Shares and B Shares may exchange their shares for A Shares and B Shares, respectively, of the other funds of the Trust that offer those shares. As of the date of this Prospectus, the funds of the Trust that offer A Shares and B Shares, which are offered through separate prospectuses, are Stable Income Fund, Intermediate Government Income Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund. It is anticipated that the Trust may in the future create additional funds that will offer shares that will be exchangeable with the Funds' Shares. In addition, A Shares may be exchanged for Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund of the Trust. B Shares may be exchanged for Exchange Shares of Ready Cash Investment Fund. Prospectuses for the shares of the funds listed above, as well as a current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds, can be obtained through Forum by contacting the Transfer Agent.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make. The Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees (other than contingent deferred sales charges) charged by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

Under federal tax law, the Funds treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. (See "Additional Purchase and Redemption Information" in the SAI.)

SALES CHARGES. The exchange of A Shares may result in additional sales charges. If an exchange of A Shares is made into a fund that imposes an initial sales charge, the shareholder is required to pay an amount equal to any excess of that Fund's initial sales charge attributable to the number of shares being acquired in the exchange over any initial sales charge paid by the shareholder for the A Shares being exchanged. For example, if a shareholder paid a 2% initial sales charge in connection with a purchase of shares and then exchanged those shares into A Shares of another fund with a 3% initial sales

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charge, the shareholder would pay an additional 1% sales charge on the exchange. A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that applicable to the shares on which the dividends or distributions were paid.

Shares of a Fund ("Original Shares") may be exchanged without the payment of any contingent deferred sales charge. A and B Shares acquired as a result of such exchange ("New Shares") and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Original Shares as if those shares were being redeemed at that time. For purposes of computing both the contingent deferred sales charge payable upon redemption of the New Shares and, in the case of B Shares, the time remaining before the New B Shares convert to A Shares of that Fund, the deferred sales charge and the time remaining applicable to the Original Shares will apply to the New Shares rather than the deferred sales charge and time remaining that would otherwise apply. The deferred sales charge and time remaining applicable to Shares first purchased by a shareholder will apply to New Shares resulting from both an initial and any subsequent exchanges.

1. EXCHANGES BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. (See "How to Sell Shares - Other Redemption Matters.")

2. EXCHANGES BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. (See "How to Sell Shares - Other Redemption Matters.")

AUTOMATIC INVESTMENT PLAN

Under the Funds' Automatic Investment Plan, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in either A or B Shares of a Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the automatic investment plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholder's account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "How to Sell Shares - Other Redemption Matters."

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INDIVIDUAL RETIREMENT ACCOUNTS

The Funds may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of October 1, 1997 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

AUTOMATIC WITHDRAWAL PLAN

A shareholder whose Shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than $1,000 at any time.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

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                                                   9.  DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of Income Equity Fund's, ValuGrowth Stock Fund's and Small Company Stock Fund's net investment income are declared and paid quarterly. Dividends of each other Fund's net investment income are declared and paid at least annually. Distributions of net capital gain, if any, realized by a Fund are distributed annually. Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time. The per share dividends on a Fund's B Shares will be lower than the per share dividends on A Shares as a result of the distribution services fees and maintenance fees applicable to B Shares.

Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional Shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.

TAX MATTERS

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains -- that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital

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assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If a shareholder holds Shares for six months or less and during that period receives distribution of net capital gain, any loss realized on the sale of the Shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of Shares by a shareholder, although in effect a return of capital to that particular shareholder, will be taxable to the shareholder as described above.

It is expected that a portion of each Fund's dividends (except International Fund's) from net investment income will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Fund's fiscal year. To the extent International Fund invests in the securities of domestic issuers a portion of the dividends received by corporate shareholders of the Fund may qualify for the dividends received deduction for corporations.

Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.

CORE PORTFOLIOS. Each Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Core Portfolio are deemed to have been "passed through" to the Funds investing in the Core Portfolio in proportion to the Funds' interests in the Core Portfolio, regardless of whether such amounts have been distributed by the Core Portfolio to the Funds.

FUNDS INVESTING IN FOREIGN SECURITIES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes. International Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio and Schroder EM Core Portfolio. Shareholders of that Fund will be notified of their share of those foreign taxes and will be required to treat the amount of such foreign taxes as additional income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

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                                                          10.  OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Fund is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by a Fund or Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Board or pursuant to procedures approved by the Board or the Core Board, as applicable. The Funds only determine net asset value on Fund Business Days.
Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which a Fund's net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless Norwest or Schroder determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

All assets and liabilities denominated in foreign currencies are converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank prior to the time of conversion.

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PERFORMANCE INFORMATION

A Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Funds' returns, shareholders should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC Financial Data, Inc. In addition, the performance of a Fund may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indices are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as a Fund) and may divide portfolios or series into classes of shares (such as A Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-nine separate series.

OTHER CLASSES OF SHARES. The Funds currently issue three classes of shares, A Shares, B Shares and I Shares. I Shares are offered to fiduciary, agency and

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custodial clients of bank trust departments, trust companies and their affiliates without any sales charges. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information about the other classes.

SHAREHOLDER VOTING AND OTHER RIGHTS. Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Core Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Core Portfolio in proportion to the votes cast by its shareholders.

As of September 2, 1997, Norwest Bank may be deemed to have controlled Income Equity Fund. Norwest Bank Colorado, N.A. may be deemed to have controlled ValueGrowth Stock Fund through investment in the Funds by their customers. From time to time certain shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

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CORE AND GATEWAY STRUCTURE

Income Equity Fund, Small Company Stock Fund and Small Cap Opportunities Fund each seek to achieve its investment objective by investing all of its investable assets in its corresponding Core Portfolio that has the same investment objective and substantially identical investment policies as the Fund. Diversified Equity Fund, Growth Equity Fund and International Fund each seek to achieve its investment objective by investing all or part of its assets in two or more Core Portfolios. Accordingly, each Core Portfolio directly acquires portfolio securities and a Fund investing in the Core Portfolio acquires an indirect interest in those securities. Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio are separate series of Schroder Capital Funds, a business trust organized under the laws of the State of Delaware in 1995. Each other Core Portfolio is a separate series of Core Trust (Delaware), a business trust organized under the laws of the State of Delaware in 1994. Each Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of each Core Portfolio belong only to, and the liabilities of each Core Portfolio are borne solely by, that Core Portfolio and no other portfolio of a Core Trust.

THE CORE PORTFOLIOS. A Fund's investment in a Core Portfolio is in the form of a non-transferable beneficial interest. All investors in a Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of October 1, 1997, one other mutual fund invested in Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and several other funds of the Trust invested a portion of their assets in each other Core Portfolio.

A Core Portfolio will not sell its shares directly to members of the general public. Another investor in a Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Core Portfolio. Information regarding any such funds is available from the Core Trusts by calling Forum at
(207) 879-0001.

CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. A Fund's investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if International Portfolio had a large investor other than International Fund that redeemed its interest, International Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Core Portfolio; indeed, other investors holding a majority interest in a Core Portfolio could have voting control of the Core Portfolio.

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Each Fund may withdraw its entire investment from a Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Advisers or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Advisers to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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          SHAREHOLDER INFORMATION:

               Norwest Bank Minnesota, N.A.
               733 Marquette Avenue
               Minneapolis, Minnesota 55479-0040
               612-667-8833 (MINNEAPOLIS/ST. PAUL)
               800-338-1348 (ELSEWHERE)

          -COPYRIGHT- 1997 NORWEST ADVANTAGE FUNDS
          MFBPS003 10/97